UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05407

Trust for Credit Unions
(Exact name of registrant as specified in charter)

615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jay E. Johnson
Callahan Financial Services, Inc.
1001 Connecticut Avenue NW, Suite 1001
Washington, DC 20036
(Name and address of agent for service)

With Copies To:

Andrew E. Seaberg
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

Registrant's telephone number, including area code: 1-800-342-5828

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

Item 1. Reports to Stockholders.

Ultra-Short Duration Portfolio
Short Duration Portfolio

Annual Report

August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary or, if you are a direct investor, by calling Trust for Credit Unions at 1-800-342-5828 or Callahan Financial Services, Inc. at 1-800-237-5678.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Funds, you can call Trust for Credit Unions at 1-800-342-5828 or Callahan Financial Services, Inc. at 1-800-237-5678. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Trust for Credit Unions Funds you hold.

The reports concerning the Trust for Credit Unions (“TCU” or the “Trust”) Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

TCU files the complete schedule of portfolio holdings of each Portfolio with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q (through the quarter ended February 29, 2020) or as exhibits to Form N-Q’s successor form, Form N-PORT (beginning with filings thereafter). The Portfolios’ Forms N-Q and Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

An investment in a TCU Portfolio is not a credit union deposit and is not insured or guaranteed by the National Credit Union Share Insurance Fund, the National Credit Union Administration, or any other government agency.

The TCU Ultra-Short Duration Portfolio and the TCU Short Duration Portfolio are not money market funds. Investors in these Portfolios should understand that the net asset values of the Portfolios will fluctuate, which may result in a loss of the principal amount invested. The Portfolios’ net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolios if held to maturity and not to the value of the Portfolios’ shares. The Portfolios’ investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

Holdings and allocations shown may not be representative of current or future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution unless preceded or accompanied by a current Prospectus. Investors should consider a Portfolio’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing or sending money. The Prospectus contains this and other information about the Portfolios.

Callahan Financial Services, Inc. is the distributor of the TCU Portfolios.

This report is for the information of the shareholders of the Trust.
Its use in connection with any offering of shares of the Trust is authorized only in the case of a concurrent or prior delivery of the Trust’s current Prospectus.

Dear Credit Union Shareholders,

Credit unions are navigating a year like no other. The industry quickly adapted staff, operations and member service activities to a new reality when the COVID-19 pandemic hit the U.S. in March. Calls for social justice have been ongoing since the summer. As we head towards the fall, hurricanes and wildfires have affected both coasts of the country. Amidst the turmoil, credit unions are continuing to focus on the needs of their members and employees. Members are turning to their credit union like never before, with record share growth and lending volume through the first six months of 2020.

While the full impact of the events of 2020 has yet to be realized, the sudden and significant shift in credit union liquidity is likely to remain through at least the end of the year. In March, the Federal Reserve (“Fed”) took action in multiple areas in response to the pandemic, including dropping the Federal Funds rate to a target range of 0% to 0.25% and purchasing Treasury securities, agency mortgage-backed securities, and agency commercial mortgage-backed securities to support market stability. The sharp drop in interest rates, combined with strong deposit inflows, resulted in many credit unions evaluating their investment options, which includes the Trust for Credit Unions (“TCU”).

TCU experienced tremendous growth during the fiscal year ended August 31, 2020, with balances in the Short Duration Portfolio more than doubling and balances in the Ultra-Short Duration Portfolio more than tripling. Performance was a key factor of TCU’s growth. For the twelve-month period ended August 31, 2020, the cumulative total return of the TCU share class of the Ultra-Short Duration Portfolio was 1.99% versus a cumulative total return of the Portfolio’s benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index, of 1.26%. Over the same period, the TCU share class of the Short Duration Portfolio returned 3.76% versus a 3.28% cumulative total return for the ICE BofAML Two-Year U.S. Treasury Note Index. The Investment Adviser’s Discussion and Analysis in this report provides perspective from ALM First on the positioning of the TCU portfolios. Please refer to their discussion for more information.

In September, the Federal Reserve released its expectation that the Federal Funds rate will remain at its current level into 2023. This will create a challenging environment for credit union CFO’s as they look to manage interest margins. While lending will be the priority, TCU will continue to offer investment options that are relevant to and valued by credit unions, as it has for over 30 years.

Please visit our website, www.TrustCU.com, for the most current information on the funds, including performance and portfolio holdings. We also regularly host webinars in which ALM First discusses the current market environment and provides an update on TCU portfolio performance and positioning. Please check the website for the next scheduled date.

The credit unions in the Callahan Credit Union Financial Services LLLP partnership continue to provide important support of and market perspective to TCU. Our business partners, including ALM First, U.S. Bank, Callahan Financial Services and Eascorp, work together to ensure our investors receive outstanding service. The TCU Board of Trustees provide oversight and guidance for our unique collaboration. I am grateful for the expertise that they each contribute.

Of course, the most important partners in our success are our credit union investors. Thank you for your interest in and support of TCU. If you have any questions or suggestions, please reach out to our team.

Sincerely,

Jay E. Johnson
President and Treasurer
Trust for Credit Unions

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS
TCU ULTRA-SHORT DURATION PORTFOLIO

Investment Objective

The TCU Ultra-Short Duration Portfolio (“USDP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. Under normal circumstances, substantially all of the assets (and at least 80%, measured at the time of purchase) of USDP will be invested in fixed-income securities consisting of the following: (1) securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and related custodial receipts; (2) repurchase agreements secured with obligations authorized by the Federal Credit Union Act; and (3) U.S. dollar denominated bank notes issued or guaranteed by banks with total assets exceeding $1 billion with weighted average maturities of less than 5 years, but only to the extent permitted under the Federal Credit Union Act and the rules and regulations thereunder.  The Portfolio expects that a substantial portion of these securities will be mortgage-related securities. The Portfolio may also invest in non-U.S. government related securities, including bank notes and repurchase agreements secured by non-U.S. government related collateral. While there will be fluctuations in the net asset value (“NAV”) of the USDP, the Portfolio is expected to have less interest rate risk and asset value fluctuation than funds investing primarily in longer-term mortgage-backed securities paying a fixed rate of interest. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. USDP invests in obligations authorized under the Federal Credit Union Act with a maximum portfolio duration not to exceed that of a One-Year U.S. Treasury Security and a target duration equal to that of its benchmark, the ICE BofAML Three-Month U.S. Treasury Note Index.

Portfolio Management Discussion and Analysis

Below, ALM First discusses the Portfolio’s performance and positioning for the Reporting Period.

Q. How did the Portfolio perform during the Reporting Period?

For the twelve-month period ended August 31, 2020, the cumulative total return of USDP TCU Shares was 1.99% versus a 1.26% cumulative total return of the Portfolio’s benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index (the “Index”). The Portfolio’s net asset value (“NAV”) per share at the end of the Reporting Period was $9.42, versus $9.38 on August 31, 2019.

Q. What key factors were responsible for the Portfolio’s performance during the Reporting Period?

The rapid spread of COVID-19 sent shockwaves through financial markets in March. A massive flight to quality trade ensued and spreads on risk assets gapped out. For instance, spreads on floating-rate collateralized mortgage obligations (CMOs) and collateralized mortgage backed securities (CMBS) nearly doubled in March, increasing from the around 45 basis points to roughly 80 basis points. As a result, the Portfolio underperformed the index in March. The severity of these market moves prompted the Federal Reserve to initiate asset purchases which has since stabilized the market. Volatility has subsided and spreads on a wide swath of fixed income sectors have tightened to pre-COVID levels. This calmer market has buoyed the Portfolio’s performance and as a result the Portfolio outperformed the Index by 73 bps over the twelve-month period ended August 31, 2020.

Q. Which fixed income market sectors most significantly affected Portfolio performance?

As discussed above, the broad-based nature of spread tightening meant that the Portfolio’s outperformance came from the various sectors it is invested in. For instance, after hitting a wide of 80 basis points, floating-rate CMOs have seen their spreads contract into the 20 basis point range, helping the Portfolio outperform the Index due to price appreciation. Additionally, the Portfolio’s assets have higher yields than the Index and thus were able to generate excess income relative to it.

Q. Did the Portfolio’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Since ALM First keeps the duration of the Portfolio aligned with that of the Index to avoid taking a position on the direction of interest rates, the Portfolio’s duration neither helped nor hurt its performance.

Q. Were there any notable changes in the Portfolio’s weightings during the Reporting Period?

No

Q. How was the Portfolio positioned relative to its benchmark index at the end of August 2020?

At the end of the Reporting Period, the Portfolio’s largest allocations were in Agency Mortgage Backed Securities, which the Index has no allocation to since the Index is made up only of US Treasury securities.

Past performance does not guarantee future results, which may vary.
There is no guarantee that these objectives will be met.
Portfolio holdings and/or allocations shown above are as of the date indicated and may not be representative of future investments. The holdings and/or allocations shown may not represent all of the Portfolio’s investments. Future investments may or may not be profitable.

THIS PAGE LEFT INTENTIONALLY BLANK

PORTFOLIO COMPOSITION—SECTOR ALLOCATION
TCU ULTRA-SHORT DURATION PORTFOLIO (Unaudited)

August 31, 2020*

August 31, 2019*

PORTFOLIO COMPOSITION—ISSUER ALLOCATION
TCU ULTRA-SHORT DURATION PORTFOLIO (Unaudited)

August 31, 2020*

August 31, 2019*

*
These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities, including cash. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS
TCU SHORT DURATION PORTFOLIO

Investment Objective

The TCU Short Duration Portfolio (“SDP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. During normal market conditions, SDP intends to invest a substantial portion of its assets in mortgage-related securities, which include privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) and mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Mortgage-related securities held by SDP may include adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multi-class mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. SDP invests in obligations authorized under the Federal Credit Union Act with a maximum portfolio duration not to exceed that of a Three-Year U.S. Treasury Security and a target duration equal to that of its benchmark, the ICE BofAML Two-Year U.S. Treasury Note Index.

Portfolio Management Discussion and Analysis

Below, ALM First discusses the Portfolio’s performance and positioning for the Reporting Period.

Q. How did the Portfolio perform during the Reporting Period?

The Portfolio’s cumulative total return for the twelve-month period ended August 31, 2020 was 3.76% for the TCU Shares, versus a 3.28% cumulative total return for the ICE BofAML Two-Year U.S. Treasury Note Index (the “Index”). The Portfolio’s net asset value per share closed the Reporting Period at $9.91, versus $9.75 on August 31, 2019.

Q. What key factors were responsible for the Portfolio’s performance during the Reporting Period?

The rapid spread of COVID-19 sent shockwaves through financial markets in March. A massive flight to quality trade ensued and spreads on risk assets gapped out. For instance, spreads on Agency Mortgage Backed Securities (MBS) hit all-time wides in March, with Option-Adjusted Spreads on production coupons trading above 100 basis points. As a result, the Portfolio underperformed the index in March, but these wider spreads presented attractive opportunities for marginal investment. The severity of these market moves prompted the Federal Reserve (Fed) to initiate asset purchases which has since stabilized the market. Volatility has subsided and spreads on a wide swath of fixed income sectors have tightened to pre-COVID levels. This calmer market has buoyed the Portfolio’s performance and as a result the Portfolio outperformed the Index by 48 bps over the twelve-month period ended August 31, 2020.

Q. Which fixed income market sectors most significantly affected Portfolio performance?

The Fed’s entrance to the market pushed spreads lower on a variety of risk assets which in turn helped sectors like Agency MBS and Collateralized Mortgage Backed Securities (CMBS) outperform duration-matched rates. Additionally, due to the Fed’s MBS purchases, production coupon dollar rolls are trading special which means that the Portfolio earns more income by rolling (deferring settlement) versus settling the pools. Given this dynamic, roughly half of the Portfolio’s MBS allocation is rolled. On the front-end of the curve, the Portfolio’s allocation to floating-rate assets like Collateralized Mortgage Obligations (CMOs) has been beneficial. For instance, floating-rate CMOs have been one of the best performers versus duration-matched rates over the last twelve months buoyed by steady spread tightening as well as the yield advantage relative to front-end rates.

Q. Did the Portfolio’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Since ALM First keeps the duration of the Portfolio aligned with that of the Index to avoid taking a position on the direction of interest rates, the Portfolio’s duration neither helped nor hurt its performance. The barbell structure of the Portfolio, with front end exposure coming from floating rate assets and long-end exposure expressed with assets like Agency CMBS helped the Portfolio. Longer duration CMBS also have longer spread durations, i.e. more sensitive to changes in spreads, so the spread tightening experienced as of late has been beneficial for the Portfolio.

Q. Were there any notable changes in the Portfolio’s weightings during the Reporting Period?

No

Q. How was the Portfolio positioned at the end of August 2020?

At the end of the Reporting Period, the Portfolio’s largest allocations were in Agency MBS securities, which the Index has no allocation to since the Index is made up only of US Treasury securities.

Past performance does not guarantee future results, which may vary.
There is no guarantee that these objectives will be met.
Portfolio holdings and/or allocations shown above are as of the date indicated and may not be representative of future investments. The holdings and/or allocations shown may not represent all of the Portfolio’s investments. Future investments may or may not be profitable.

THIS PAGE LEFT INTENTIONALLY BLANK

PORTFOLIO COMPOSITION—SECTOR ALLOCATION
TCU SHORT DURATION PORTFOLIO (Unaudited)

August 31, 2020*

August 31, 2019*

PORTFOLIO COMPOSITION—ISSUER ALLOCATION
TCU SHORT DURATION PORTFOLIO (Unaudited)

August 31, 2020*

August 31, 2019*

*
These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities, including cash. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

PORTFOLIO COMPARISON
TCU ULTRA-SHORT DURATION PORTFOLIO (Unaudited)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Ultra-Short Duration Portfolio is supplied for the period ended August 31, 2020. The Portfolio is compared to its benchmarks assuming the following initial investment:

	Initial
Portfolio	Investment	Compare to:
Ultra-Short Duration (“USDP”)	$10,000	ICE BofAML 6-Month U.S. Treasury Bill Index (“6-Month T-Bill”);
		ICE BofAML 3-Month U.S. Treasury Bill Index (“3-Month T-Bill”).

Ultra-Short Duration Portfolio’s(1) TCU Shares 10 Year Performance

	Average Annual Total Return(a)
	One Year	Five Year	Ten Year	Since Inception
TCU Shares	1.99%	1.17%	0.73%	2.65%(b)
Investor Shares	1.96%	1.14%	—	0.74%(c)
3-Month T-Bill (Performance since August 1, 1991)	1.26%	1.20%	0.64%	2.63%

(1)	The Portfolio changed its investment strategy effective December 31, 2018. Information for periods prior to December 31, 2018 does not reflect the current investment strategy.
(a)
ALM First began serving as investment adviser on April 16, 2017. Prior to that date, the Portfolio was advised by a different investment adviser. Performance of the Portfolio for periods prior to April 16, 2017 reflect management of the Portfolio by the previous investment adviser.

(b)	The Portfolio’s TCU Shares commenced operations on July 10, 1991.
(c)	The Portfolio’s Investor Shares commenced operations on November 30, 2012.

The ICE BofAML Three-Month U.S. Treasury Bill Index and the ICE BofAML Six-Month U.S. Treasury Bill Index do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Ultra-Short Duration Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government, the National Credit Union Administration, or any other U.S. government agency, instrumentality or sponsored enterprise. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s shares. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

PORTFOLIO COMPARISON
TCU SHORT DURATION PORTFOLIO (Unaudited)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Short Duration Portfolio is supplied for the period ended August 31, 2020. The Portfolio is compared to its benchmarks assuming the following initial investment:

	Initial
Portfolio	Investment	Compare to:
Short Duration (“SDP”)	$10,000	Bloomberg Barclays Mutual Fund Short (1-3 year) Government
		Index (“1-3 Gov’t Index”); ICE BofAML 2-Year
		U.S. Treasury Note Index (“2-Year T-Note”).

Short Duration Portfolio’s TCU Shares 10 Year Performance

	Average Annual Total Return(a)
	One Year	Five Year	Ten Year	Since Inception
TCU Shares	3.76%	2.04%	1.35%	3.34%(b)
Investor Shares	3.73%	2.01%	—	1.36%(c)
2-Year T-Note (Performance since October 9, 1992)	3.28%	1.71%	1.20%	3.45%(d)

(a)
ALM First began serving as investment adviser on April 16, 2017. Prior to that date, the Portfolio was advised by a different investment adviser. Performance of the Portfolio for periods prior to April 16, 2017 reflect management of the Portfolio by the previous investment adviser.

(b)	The Portfolio’s TCU Shares commenced operations on October 9, 1992.
(c)	The Portfolio’s Investor Shares commenced operations on November 30, 2012.
(d)	The Portfolio’s primary benchmark is the 2-Year T-Note.

The Bloomberg Barclays Mutual Fund Short (1-3 Year) Government Index and the ICE BofAML Two-Year U.S. Treasury Note Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Short Duration Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government, the National Credit Union Administration, or any other U.S. government agency, instrumentality or sponsored enterprise. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s shares. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

TRUST FOR CREDIT UNIONS
Ultra-Short Duration Portfolio
Portfolio of Investments – August 31, 2020

Par Value		Value
BANK NOTES – 6.27%
	Financials – 6.27%
$5,550,000	BBVA USA,
	3 Month LIBOR USD + 0.730%
	1.045%, 06/11/21 (a)	$5,565,329
8,300,000	Citibank NA,
	3 Month LIBOR USD + 0.350%
	0.607%, 02/12/21 (a)	8,309,620
8,320,000	3 Month LIBOR USD + 0.600%
	0.853%, 05/20/22 (a)	8,346,303
1,000,000	Citizens Bank NA,
	2.250%, 10/30/20	1,001,535
5,000,000	3 Month LIBOR USD + 0.810%
	1.044%, 05/26/22 (a)	5,037,420
10,000,000	Manufacturers & Traders Trust Co.,
	3 Month LIBOR USD + 0.640%
	0.886%, 12/01/21 (a)	10,000,893
3,000,000	3 Month LIBOR USD + 0.610%
	0.880%, 05/18/22 (a)	3,020,631
3,300,000	PNC Bank NA,
	3 Month LIBOR USD + 0.450%
	0.708%, 07/22/22 (a)	3,309,386
13,965,000	3 Month LIBOR USD + 0.325%
	0.581%, 02/24/23 (a)	13,990,266
5,000,000	Truist Bank,
	SOFR + 0.730%
	0.821%, 03/09/23 (a)	5,027,783
5,000,000	US Bank NA,
	3 Month LIBOR USD + 0.310%
	0.559%, 02/04/21 (a)	5,005,868
10,000,000	3 Month LIBOR USD + 0.440%
	0.696%, 05/23/22 (a)	10,048,418
1,000,000	Wells Fargo Bank NA,
	3 Month LIBOR USD + 0.310%
	0.585%, 01/15/21 (a)	1,001,052
5,000,000	3 Month LIBOR USD + 0.510%
	0.768%, 10/22/21 (a)	5,020,336
4,100,000	3 Month LIBOR USD + 0.620%
	0.871%, 05/27/22 (a)	4,113,425
13,829,000	3 Month LIBOR USD + 0.660%
	0.973%, 09/09/22 (a)	13,898,554
	Total Bank Notes	102,696,819
	(Cost $101,963,591)

ASSET BACKED SECURITIES* – 0.04%
	Federal National Mortgage
	Association REMIC – 0.03%
46,514	Series 2001-W4, Class AV1
	1 Month LIBOR USD + 0.280%
	0.483%, 02/25/32 (a)	46,062
74,851	Series 2002-W2, Class AV1
	1 Month LIBOR USD + 0.260%
	0.432%, 06/25/32 (a)	72,595
425,591	Series 2002-T7, Class A1
	1 Month LIBOR USD + 0.110%
	0.405%, 07/25/32 (a)	415,434
		534,091
	National Credit
	Union Administration – 0.01%
93,206	Series 2010-A1, Class A
	1 Month LIBOR USD + 0.350%
	0.504%, 12/07/20 (a)(b)	93,215
		93,215
	Total Asset Backed Securities	627,306
	(Cost $640,162)

COLLATERALIZED MORTGAGE OBLIGATIONS – 38.52%
	Federal Home Loan Mortgage
	Corporation REMIC – 7.83%
986	Series 1066, Class P
	1 Month LIBOR USD + 0.900%
	1.062%, 04/15/21 (a)	985
3,576	Series 1222, Class P
	10 Year CMT Rate – 0.400%
	0.150%, 03/15/22 (a)(c)	3,551
9,542	Series 1250, Class J
	7.000%, 05/15/22 (c)	9,874
3,580	Series 1448, Class F
	1 Month LIBOR USD + 1.400%
	1.562%, 12/15/22 (a)(d)	3,613
598,114	Series 2977, Class M
	5.000%, 05/15/25 (c)	630,538
1,473,234	Series 3702, Class FG
	1 Month LIBOR USD + 0.450%
	0.612%, 08/15/32 (a)(b)	1,484,855
1,503,095	Series 3346, Class FT
	1 Month LIBOR USD + 0.350%
	0.512%, 10/15/33 (a)(b)(c)	1,505,309
1,082,844	Series 3208, Class FH
	1 Month LIBOR USD + 0.400%
	0.562%, 08/15/36 (a)	1,086,334
88,320	Series 3231, Class FB
	1 Month LIBOR USD + 0.350%
	0.512%, 10/15/36 (a)	88,540
56,102	Series 3314, Class FC
	1 Month LIBOR USD + 0.400%
	0.562%, 12/15/36 (a)	56,338
910,200	Series 4248, Class QF
	1 Month LIBOR USD + 0.500%
	0.662%, 06/15/39 (a)(b)	915,968
278,854	Series 3545, Class FA
	1 Month LIBOR USD + 0.850%
	1.012%, 06/15/39 (a)	284,269

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Ultra-Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2020

Par Value		Value
	Federal Home Loan Mortgage
	Corporation REMIC – (continued)
$595,076	Series 4316, Class FY
	1 Month LIBOR USD + 0.400%
	0.562%, 11/15/39 (a)(d)	$596,033
13,715,171	Series 4942, Class FB
	1 Month LIBOR USD + 0.500%
	0.662%, 04/15/40 (a)(b)	13,786,553
344,229	Series 3827, Class KF
	1 Month LIBOR USD + 0.370%
	0.532%, 03/15/41 (a)	345,969
52,560	Series 3868, Class FA
	1 Month LIBOR USD + 0.400%
	0.562%, 05/15/41 (a)	52,808
54,854	Series 4109, Class EC
	2.000%, 12/15/41 (b)(d)	56,736
2,286,115	Series 4606, Class FL
	1 Month LIBOR USD + 0.500%
	0.662%, 12/15/44 (a)(b)	2,297,703
2,788,445	Series 4566, Class FA
	1 Month LIBOR USD + 0.500%
	0.662%, 04/15/46 (a)	2,803,683
3,677,770	Series 4689, Class FD
	1 Month LIBOR USD + 0.350%
	0.512%, 06/15/47 (a)	3,674,522
6,514,051	Series 4748, Class DF
	1 Month LIBOR USD + 0.300%
	0.462%, 08/15/47 (a)(c)	6,495,123
3,719,449	Series 4735, Class FB
	1 Month LIBOR USD + 0.350%
	0.512%, 12/15/47 (a)	3,709,255
8,906,354	Series 4795, Class FB
	1 Month LIBOR USD + 0.300%
	0.462%, 06/15/48 (a)	8,866,743
9,266,254	Series 4907, Class AF
	1 Month LIBOR USD + 0.500%
	0.672%, 09/25/48 (a)(b)	9,303,181
5,585,102	Series 4875, Class F
	1 Month LIBOR USD + 0.450%
	0.612%, 04/15/49 (a)(c)	5,625,180
9,551,010	Series 4980, Class FP
	1 Month LIBOR USD + 0.400%
	0.572%, 07/25/49 (a)	9,577,618
6,126,363	Series 4906, Class QF
	1 Month LIBOR USD + 0.450%
	0.622%, 09/25/49 (a)	6,150,044
8,911,288	Series 4937, Class MF
	1 Month LIBOR USD + 0.450%
	0.622%, 12/25/49 (a)	8,940,638
8,939,154	Series 4982, Class F
	1 Month LIBOR USD + 0.450%
	0.622%, 06/25/50 (a)(c)	8,961,422
11,286,481	Series 4981, Class GF
	1 Month LIBOR USD + 0.400%
	0.572%, 06/25/50 (a)	11,315,250
8,940,726	Series 4981, Class JF
	1 Month LIBOR USD + 0.400%
	0.572%, 06/25/50 (a)	8,978,482
10,568,044	Series 4336, Class FA
	1 Month LIBOR USD + 0.550%
	0.712%, 02/15/54 (a)(b)	10,649,426
		128,256,543
	Federal National Mortgage
	Association REMIC – 8.09%
8,651	Series 1991-67, Class J
	7.500%, 08/25/21 (c)	8,797
27,832	Series 1992-137, Class F
	1 Month LIBOR USD + 1.000%
	1.175%, 08/25/22 (a)	27,798
38,776	Series 1993-27, Class F
	1 Month LIBOR USD + 1.150%
	1.325%, 02/25/23 (a)(e)	39,218
22,919	Series 1998-21, Class F
	H15T1Y + 0.350% 0.520%, 03/25/28 (a)
		22,796
108,061	Series 2000-16, Class ZG
	8.500%, 06/25/30 (d)	132,750
98,414	Series 2000-32, Class Z
	7.500%, 10/18/30	118,130
149,461	Series 2006-45, Class TF
	1 Month LIBOR USD + 0.400%
	0.575%, 06/25/36 (a)	150,058
191,745	Series 2006-79, Class PF
	1 Month LIBOR USD + 0.400%
	0.575%, 08/25/36 (a)(c)	192,507
203,817	Series 2006-76, Class QF
	1 Month LIBOR USD + 0.400%
	0.575%, 08/25/36 (a)(c)	204,714
448,616	Series 2006-111, Class FA
	1 Month LIBOR USD + 0.380%
	0.555%, 11/25/36 (a)	450,247
190,749	Series 2007-75, Class VF
	1 Month LIBOR USD + 0.450%
	0.625%, 08/25/37 (a)	191,858
191,977	Series 2007-92, Class OF
	1 Month LIBOR USD + 0.570%
	0.745%, 09/25/37 (a)	193,837
200,530	Series 2007-86, Class FC
	1 Month LIBOR USD + 0.570%
	0.745%, 09/25/37 (a)	202,541
383,588	Series 2007-85, Class FC
	1 Month LIBOR USD + 0.540%
	0.715%, 09/25/37 (a)	386,489
257,945	Series 2007-99, Class FD
	1 Month LIBOR USD + 0.600%
	0.775%, 10/25/37 (a)	260,629

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Ultra-Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2020

Par Value		Value
	Federal National Mortgage
	Association REMIC – (continued)
$22,478	Series 2009-84, Class WF
	1 Month LIBOR USD + 1.100%
	1.275%, 10/25/39 (a)	$23,140
574,752	Series 2014-19, Class FJ
	1 Month LIBOR USD + 0.400%
	0.575%, 11/25/39 (a)(d)	575,770
517,668	Series 2014-19, Class FA
	1 Month LIBOR USD + 0.400%
	0.575%, 11/25/39 (a)(d)	518,754
471,082	Series 2010-123, Class FL
	1 Month LIBOR USD + 0.430%
	0.605%, 11/25/40 (a)(c)	473,302
1,767,171	Series 2011-110, Class FE
	1 Month LIBOR USD + 0.400%
	0.575%, 04/25/41 (a)(c)	1,753,528
430,070	Series 2011-63, Class FG
	1 Month LIBOR USD + 0.450%
	0.625%, 07/25/41 (a)	434,528
513,843	Series 2012-38, Class JE
	3.250%, 04/25/42 (c)	547,722
3,326,042	Series 2013-92, Class FA
	1 Month LIBOR USD + 0.550%
	0.725%, 09/25/43 (a)	3,354,835
1,357,006	Series 2013-118, Class FB
	1 Month LIBOR USD + 0.520%
	0.695%, 12/25/43 (a)	1,363,746
1,820,338	Series 2015-30, Class AB
	3.000%, 05/25/45	1,964,325
4,017,181	Series 2016-62, Class FH
	1 Month LIBOR USD + 0.400%
	0.575%, 09/25/46 (a)	4,028,035
10,729,570	Series 2016-83, Class FK
	1 Month LIBOR USD + 0.500%
	0.675%, 11/25/46 (a)	10,797,915
3,319,453	Series 2017-39, Class FT
	1 Month LIBOR USD + 0.400%
	0.575%, 05/25/47 (a)	3,319,527
4,031,871	Series 2017-112, Class FC
	1 Month LIBOR USD + 0.350%
	0.525%, 01/25/48 (a)	4,033,850
1,275,106	Series 2008-22, Class FD
	1 Month LIBOR USD + 0.840%
	1.015%, 04/25/48 (a)(b)	1,304,494
6,787,433	Series 2019-25, Class PF
	1 Month LIBOR USD + 0.450%
	0.625%, 06/25/49 (a)(c)	6,811,742
8,897,209	Series 2019-33, Class CF
	1 Month LIBOR USD + 0.470%
	0.645%, 07/25/49 (a)	8,959,953
2,186,910	Series 2019-35, Class EF
	1 Month LIBOR USD + 0.450%
	0.625%, 07/25/49 (a)	2,195,421
8,442,805	Series 2019-50, Class CF
	1 Month LIBOR USD + 0.450%
	0.625%, 09/25/49 (a)(c)	8,463,850
9,127,016	Series 2019-61, Class F
	1 Month LIBOR USD + 0.500%
	0.675%, 11/25/49 (a)(c)	9,158,348
9,031,812	Series 2020-17, Class PF
	1 Month LIBOR USD + 0.450%
	0.625%, 03/25/50 (a)(c)	9,066,305
11,916,874	Series 2020-26, Class GF
	1 Month LIBOR USD + 0.500%
	0.675%, 05/25/50 (a)(c)	12,002,831
10,632,808	Series 2020-38, Class NF
	1 Month LIBOR USD + 0.450%
	0.625%, 06/25/50 (a)	10,687,129
13,358,114	Series 2020-34, Class F
	1 Month LIBOR USD + 0.450%
	0.625%, 06/25/50 (a)	13,511,925
5,076,629	Series 2017-96, Class FA
	1 Month LIBOR USD + 0.400%
	0.575%, 12/25/57 (a)	5,075,401
9,488,411	Series 2018-72, Class FB
	1 Month LIBOR USD + 0.350%
	0.525%, 10/25/58 (a)	9,473,412
		132,482,157
	Government National
	Mortgage Association – 20.77%
7,190,965	Series 2019-54, Class HF
	1 Month SOFR + 0.400%
	0.497%, 04/20/44 (a)	7,177,046
1,736,871	Series 2016-H24, Class BF
	12 Month LIBOR USD + 0.230%
	2.188%, 11/20/66 (a)	1,737,283
2,312,699	Series 2017-H03, Class FA
	12 Month LIBOR USD + 0.310%
	2.273%, 12/20/66 (a)	2,326,449
3,659,756	Series 2017-H07, Class FC
	1 Month LIBOR USD + 0.520%
	0.684%, 03/20/67 (a)	3,667,163
3,285,960	Series 2017-H09, Class FJ
	1 Month LIBOR USD + 0.500%
	0.664%, 03/20/67 (a)	3,288,879
7,977,515	Series 2017-H11, Class FV
	1 Month LIBOR USD + 0.500%
	0.664%, 05/20/67 (a)	7,986,202
1,697,273	Series 2017-H16, Class F
	12 Month LIBOR USD + 0.050%
	0.589%, 08/20/67 (a)	1,681,667
9,486,449	Series 2018-H01, Class FG
	12 Month LIBOR USD + 0.150%
	2.113%, 01/20/68 (a)	9,465,118

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Ultra-Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2020

Par Value		Value
	Government National
	Mortgage Association – (continued)
$4,093,796	Series 2018-H01, Class FC
	1 Month LIBOR USD + 0.400%
	0.564%, 01/20/68 (a)	$4,082,695
8,462,869	Series 2018-H11, Class FJ
	12 Month LIBOR USD + 0.080%
	0.718%, 06/20/68 (a)	8,378,164
8,363,257	Series 2018-H15, Class FG
	12 Month LIBOR USD + 0.150%
	2.266%, 08/20/68 (a)	8,295,871
1,463,885	Series 2018-H17, Class DF
	12 Month LIBOR USD + 0.100%
	2.074%, 10/20/68 (a)	1,451,038
2,091,456	Series 2018-H17, Class FT
	12 Month LIBOR USD + 0.200%
	2.174%, 10/20/68 (a)	2,082,652
4,593,961	Series 2019-H04, Class FB
	1 Month LIBOR USD + 0.550%
	0.714%, 03/20/69 (a)	4,616,126
4,393,504	Series 2019-H15, Class NF
	1 Month LIBOR USD + 0.630%
	0.794%, 05/20/69 (a)	4,435,621
7,115,403	Series 2020-H04, Class FL
	1 Month LIBOR USD + 0.500%
	0.664%, 05/20/69 (a)	7,124,941
13,835,327	Series 2019-H14, Class EF
	1 Month LIBOR USD + 0.440%
	0.604%, 05/20/69 (a)	13,817,499
8,814,577	Series 2019-H10, Class FC
	1 Month LIBOR USD + 0.650%
	0.814%, 06/20/69 (a)	8,811,025
4,857,838	Series 2019-H15, Class EF
	1 Month LIBOR USD + 0.630%
	0.794%, 09/20/69 (a)	4,911,958
5,062,828	Series 2019-H16, Class FA
	1 Month LIBOR USD + 0.700%
	0.864%, 10/20/69 (a)	5,126,852
5,095,295	Series 2019-H19, Class FC
	1 Month LIBOR USD + 0.750%
	0.914%, 10/20/69 (a)	5,138,905
9,915,320	Series 2019-H20, Class AF
	1 Month LIBOR USD + 0.650%
	0.814%, 11/20/69 (a)	10,022,565
14,418,937	Series 2020-H04, Class AF
	1 Month LIBOR USD + 0.750%
	0.914%, 02/20/70 (a)	14,669,812
20,073,585	Series 2020-H04, Class FH
	1 Month LIBOR USD + 0.600%
	0.764%, 02/20/70 (a)	20,243,709
9,742,174	Series 2020-H05, Class FK
	1 Month LIBOR USD + 0.610%
	0.768%, 03/20/70 (a)	9,827,523
14,906,452	Series 2020-H09, Class FD
	1 Month LIBOR USD + 0.800%
	0.958%, 05/20/70 (a)	15,235,576
14,936,934	Series 2020-H10, Class FA
	1 Month LIBOR USD + 0.550%
	0.708%, 06/20/70 (a)	15,017,778
14,981,103	Series 2020-H10, Class FC
	1 Month LIBOR USD + 0.600%
	0.758%, 06/20/70 (a)	15,073,484
19,833,203	Series 2020-H12, Class GF
	1 Month LIBOR USD + 0.530%
	0.688%, 07/20/70 (a)	19,909,866
29,924,536	Series 2020-H12, Class FH
	1 Month LIBOR USD + 0.520%
	0.678%, 07/20/70 (a)	30,028,773
6,479,850	Series 2020-H13, Class FK
	1 Month LIBOR USD + 0.500%
	0.680%, 07/20/70 (a)	6,489,975
22,036,202	Series 2020-H13, Class FE
	1 Month LIBOR USD + 0.550%
	0.730%, 08/20/70 (a)	22,080,963
25,613,648	Series 2020-H13, Class EF
	1 Month LIBOR USD + 0.550%
	0.730%, 08/20/70 (a)	25,677,490
20,000,000	Series 2020-H13, Class FG
	1 Month LIBOR USD + 0.500%
	0.680%, 08/20/70 (a)	20,071,875
		339,952,543
	Temporary Deal – 1.83%
30,000,000	Series CF-H902, Class F
	0.620%, 09/30/20	30,000,000
		30,000,000
	Total Collateralized
	Mortgage Obligations	630,691,243
	(Cost $627,916,428)

MORTGAGE-BACKED OBLIGATIONS – 5.39%
	Federal Home Loan
	Mortgage Corporation – 0.02%
13,705	6 Month LIBOR USD + 1.476%
	2.973%, 11/01/22 (a)	13,897
3,048	6 Month LIBOR USD + 1.095%
	2.254%, 11/01/22 (a)	3,065
10,000	6 Month LIBOR USD + 2.232%
	3.618%, 10/01/24 (a)	10,073
234,654	H15T3Y + 2.557%
	4.363%, 08/01/28 (a)	235,893
629	H15T1Y + 1.618%
	2.248%, 07/01/29 (a)	633
44,691	H15T1Y + 1.920%
	3.045%, 05/01/31 (a)	45,090
		308,651

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Ultra-Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2020

Par Value		Value
	Federal Home Loan
	Mortgage Corporation Gold – 0.00%
$3	4.500%, 10/01/20	$3
3,096	3.500%, 10/01/22	3,269
340	4.500%, 07/01/23	360
		3,632
	Federal National
	Mortgage Association – 4.49%
372	3.500%, 09/01/20	393
34	3.500%, 10/01/20	36
1,114	3.500%, 03/01/21	1,175
2,364	H15T1Y + 2.000% 6.736%, 02/01/22 (a)
		2,385
1,976	H15BDI6M + 2.425%
	5.925%, 10/01/25 (a)	1,966
85,608	5.000%, 03/01/27	90,352
15,502,000	1 Month LIBOR USD + 0.645%
	0.800%, 05/01/27 (a)	15,470,647
18,818	11th District Cost of Funds Index + 1.250%
	2.492%, 07/01/27 (a)	18,881
44,814	11th District Cost of Funds Index + 1.500%
	4.684%, 01/01/29 (a)	45,335
8,754	11th District Cost of Funds Index + 1.500%
	4.674%, 02/01/29 (a)	8,857
5,000,000	1 Month LIBOR USD + 0.520%
	0.675%, 05/01/29 (a)	4,995,321
5,000,000	1 Month LIBOR USD + 0.580%
	0.735%, 06/01/29 (a)	4,989,706
20,055	11th District Cost of Funds Index + 1.841%
	2.554%, 08/01/29 (a)	20,041
20,000,000	1 Month LIBOR USD + 0.600%
	0.755%, 06/01/30 (a)	19,943,894
20,000,000	1 Month LIBOR USD + 0.590%
	0.745%, 07/01/30 (a)	19,954,662
43,995	12 Month LIBOR USD + 1.755%
	2.380%, 07/01/32 (a)	44,181
8,271	6.000%, 08/01/32	9,229
172,305	H15T1Y + 2.625% 3.676%, 09/01/32 (a)
		172,924
17,720	12 Month LIBOR USD + 1.225%
	3.475%, 01/01/33 (a)	17,865
19,775	H15T1Y + 2.225% 3.025%, 06/01/33 (a)
		20,788
308,433	11th District Cost of Funds Index + 1.250%
	4.601%, 08/01/33 (a)	334,619
1,143	6.000%, 11/01/33	1,307
149,439	H15T1Y + 2.062% 3.562%, 04/01/34 (a)
		157,020
179,932	11th District Cost of Funds Index + 1.250%
	2.005%, 07/01/34 (a)	177,110
396,500	11th District Cost of Funds Index + 1.250%
	2.005%, 08/01/34 (a)	392,136
42,100	6.000%, 09/01/34	47,512
1,632	6.000%, 10/01/34	1,834
188,428	12 Month LIBOR USD + 1.730%
	2.915%, 07/01/37 (a)	198,062
96,298	6.500%, 11/01/37	103,163
22,631	6.000%, 06/01/38	25,342
18,499	6.000%, 09/01/38	20,665
9,164	6.000%, 09/01/38	10,560
6,210	6.000%, 11/01/38	6,914
1,668	6.000%, 10/01/39	1,861
2,602,599	12 Month LIBOR USD + 1.699% 3.411%, 07/01/40 (a)
		2,703,759
2,724,594	12 Month LIBOR USD + 1.755% 3.321%, 02/01/42 (a)
		2,842,782
423,057	12 Month LIBOR USD + 1.743% 3.129%, 05/01/42 (a)
		441,768
330,928	11th District Cost of Funds Index + 1.250% 2.005%, 08/01/44 (a)
		327,000
		73,602,052
	Government National
	Mortgage Association – 0.88%
11,988	7.000%, 04/15/26	13,012
78,487	H15T1Y + 2.000% 3.375%, 04/20/34 (a)
		79,509
447,836	H15T1Y + 1.500% 2.875%, 06/20/34 (a)
		468,771
466,944	H15T1Y + 1.500% 3.250%, 08/20/34 (a)
		488,411
29,212	H15T1Y + 1.500% 2.875%, 05/20/42 (a)
		30,287
23,923	H15T1Y + 1.500% 2.875%, 06/20/42 (a)
		24,806
130,021	H15T1Y + 1.500% 3.250%, 07/20/42 (a)
		135,046
13,046	H15T1Y + 1.500% 3.125%, 10/20/42 (a)
		13,551
25,819	H15T1Y + 1.500% 3.125%, 12/20/42 (a)
		26,813
2,522,194	12 Month LIBOR USD + 1.787% 3.806%, 11/20/68 (a)
		2,740,202
5,123,436	12 Month LIBOR USD + 1.845% 3.291%, 06/20/69 (a)(f)
		5,587,171
4,412,770	12 Month LIBOR USD + 1.536% 3.244%, 09/20/69 (a)(f)
		4,721,491
		14,329,070
	Total Mortgage-Backed Obligations	88,243,405
	(Cost $88,145,533)

AGENCY DEBENTURES – 0.14%
	Other Agency Debentures – 0.14%
2,250,000	Sri Lanka Government AID Bond
	3 Month LIBOR USD + 0.300% 0.550%, 11/01/24 (a)(f)(g)
		2,250,000
	Total Agency Debentures	2,250,000
	(Cost $2,250,000)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Ultra-Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2020

Par Value		Value
U.S. GOVERNMENT-BACKED OBLIGATIONS – 17.25%
FHLMC, Multifamily Structured
Pass Through Certificates
$1,534,425	Series K-F29, Class A
1 Month LIBOR USD + 0.360% 0.515%, 02/25/24 (a)(b)
$1,539,020
269,212	Series K-BF1, Class A
1 Month LIBOR USD + 0.390% 0.545%, 07/25/24 (a)(b)
269,212
6,375,358	Series K-F49, Class A
1 Month LIBOR USD + 0.340% 0.495%, 06/25/25 (a)(b)
6,398,633
12,460,862	Series K-F55, Class A
1 Month LIBOR USD + 0.510% 0.665%, 11/25/25 (a)(b)
12,535,193
6,715,926	Series K-F62, Class A
1 Month LIBOR USD + 0.480% 0.635%, 04/25/26 (a)(b)
6,726,553
9,998,471	Series K-F77, Class AL
1 Month LIBOR USD + 0.700% 0.855%, 02/25/27 (a)(b)
10,083,994
754,218	Series K-F30, Class A
1 Month LIBOR USD + 0.370% 0.525%, 03/25/27 (a)(b)
754,676
8,999,706	Series K-F81, Class AL
1 Month LIBOR USD + 0.360% 0.515%, 06/25/27 (a)(b)
9,039,623
3,637,881	Series K-F50, Class A
1 Month LIBOR USD + 0.400% 0.555%, 07/25/28 (a)(b)
3,662,033
4,475,847	Series K-F52, Class A
1 Month LIBOR USD + 0.420% 0.575%, 09/25/28 (a)(b)
4,506,138
2,932,659	Series K-F56, Class A
1 Month LIBOR USD + 0.560% 0.715%, 11/25/28 (a)(b)
2,957,817
10,000,000	Series K-F65, Class A
1 Month LIBOR USD + 0.520% 0.675%, 07/25/29 (a)(b)
10,082,450
4,999,474	Series K-F66, Class A
1 Month LIBOR USD + 0.520% 0.675%, 07/25/29 (a)(b)
5,007,787
10,000,000	Series K-S12, Class A
1 Month LIBOR USD + 0.650% 0.812%, 08/25/29 (a)(b)
10,025,263
5,000,000	Series K-S13, Class A
1 Month LIBOR USD + 0.660% 0.822%, 09/25/29 (a)(b)
5,000,338
20,000,000	Series K-F73, Class AL
1 Month LIBOR USD + 0.600% 0.755%, 11/25/29 (a)(b)(d)
20,068,248
10,000,000	Series K-F75, Class AL
1 Month LIBOR USD + 0.510% 0.672%, 12/25/29 (a)(b)
10,091,239
4,500,000	Series K-F75, Class AS
SOFR + 0.550% 0.629%, 12/25/29 (a)(b)
4,548,217
20,000,000	Series K-F76, Class AL
1 Month LIBOR USD + 0.600% 0.755%, 01/25/30 (a)(b)
20,017,498
20,000,000	Series K-F76, Class AS
SOFR + 0.610% 0.689%, 01/25/30 (a)(b)
20,017,806
20,000,000	Series K-F78, Class AL
1 Month LIBOR USD + 0.800% 0.955%, 03/25/30 (a)(b)
20,160,310
14,248,764	Series K-F79, Class AL
1 Month LIBOR USD + 0.470% 0.625%, 05/25/30 (a)(b)
14,325,728
29,997,397	Series K-F79, Class AS
30-day Average SOFR + 0.580% 0.658%, 05/25/30 (a)(b)
30,015,147
16,500,000	Series K-F82, Class AL
1 Month LIBOR USD + 0.370% 0.525%, 06/25/30 (a)(b)
16,591,314
12,250,000	Series K-F82, Class AS
30-day Average SOFR + 0.420% 0.526%, 06/25/30 (a)(b)
12,318,972
25,000,000	Series K-F83, Class AL
1 Month LIBOR USD + 0.360% 0.515%, 06/25/30 (a)(b)
25,069,020
FNMA
775,061	Series 2017-M5, Class FA
1 Month LIBOR USD + 0.490% 0.684%, 04/25/24 (a)
775,413
Total U.S. Government-Backed
	Obligations	282,587,642
(Cost $281,539,698)

REPURCHASE AGREEMENTS – 34.21%
75,000,000	RBC Capital Markets, 0.330%, Dated 08/31/2020, matures 10/05/2020,

repurchase price $75,024,063 (collateralized
by $61,976,264 par amount of Domestic
Municipal Securities of 2.888% to 5.500% due 06/15/27 to 10/01/50, total market

	value $78,064,925)	75,000,000
401,000	Amherst Pierpoint Securities, 0.856%, Dated 08/28/2020, matures 09/01/2020,

repurchase price $401,038 (collateralized
by $391,971 par amount of a GNMA security of
2.500% due 09/20/35, total market
	value $413,836)	401,000

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Ultra-Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2020

Par Value		Value
REPURCHASE AGREEMENTS – (continued)
$181,446,000	Amherst Pierpoint Securities, 0.871%, Dated 08/27/2020, matures 09/03/2020,

	repurchase price $181,476,703 (collateralized
	by $178,802,301 par amount of GNMA
	securities of 2.000% to 2.500% due 09/01/40
	to 09/01/50, total market
	value $187,681,086)	$181,446,000
127,250,000	INTL FCStone Financial, Inc., 0.150%, Dated 08/31/2020, matures 09/01/2020,

	repurchase price $127,250,530 (collateralized
	by $126,804,574 par amount of United States
	Treasury Bills, GNMA, FNMA, and FHLMC
	securities of 0.000% to 7.000% due
	09/01/20 to 08/01/50, total market
	value $128,646,692)	127,250,000
20,000,000	Amherst Pierpoint Securities, 0.549%, Dated 08/06/2020, matures 09/04/2020,

	repurchase price $20,008,849 (collateralized
	by $49,448,774 par amount of FHLMC and
	GNMA securities of 2.500% to 7.000% due 07/01/26 to 05/01/49, total market

	value $20,340,318)	20,000,000
33,000,000	Amherst Pierpoint Securities, 0.827%, Dated 07/08/2020, matures 10/01/2020,

	repurchase price $33,064,398 (collateralized
	by $33,325,940 par amount of FHLMC and
	GNMA securities of 2.498% to 4.000% due 08/01/35 to 06/20/69, total market

	value $33,587,963)	33,000,000
123,000,000	Amherst Pierpoint Securities, 0.846%, Dated 07/01/2020, matures 10/01/2020,

	repurchase price $123,265,967 (collateralized
	by $169,441,904 par amount of Government
	Agencies, United States Treasury Bills,FHLMC,
	GNMA, and FNMA securities of 0.000% to
	5.880% due 02/25/21 to 11/01/48, total
	market value $124,874,679)	123,000,000
	Total Repurchase Agreements	560,097,000
	(Cost $560,097,000)
	Total Investments – 101.82%	1,667,193,415
	(Cost $1,662,552,412)
	Net Other Assets
	and Liabilities – (1.82)%	(29,772,556)
	Net Assets – 100.00%	$1,637,420,859

*	See Note A.
(a)
Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2020. Maturity date shown is the date of the next coupon rate reset or actual maturity. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description. For those variable rate securities which are based on published reference and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. See also, Explanation of Abbreviations and Acronyms below.

(b)	The security has Structured collateral.
(c)	The security has PAC (Planned Amortization Class) collateral.
(d)	The security has Sequential collateral.
(e)	The security has Support collateral.
(f)	Illiquid security. The total market value of these securities were $12,558,662, representing 0.77% of net assets.
(g)
Security has been valued at fair market value as determined in good faith by or under the direction of the Board of Trustees of the Trust. As of August 31, 2020, this security amounted to $2,250,000 or 0.14% of net assets. Investment valued using a significant unobservable input (Level 3).

Explanation of Abbreviations and Acronyms:
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
H15BDI6M	US Treasury Bill 3 Month Auction High Discount Rate
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
H15T3Y	US Treasury Yield Curve Rate T-Note Constant Maturity 3 Year
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
USD	U.S. Dollar

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Short Duration Portfolio
Portfolio of Investments – August 31, 2020

Par Value		Value
BANK NOTES – 5.57%
	Financials – 5.57%
$2,000,000	Associated Bank NA,
	3.500%, 08/13/21	$2,045,345
5,000,000	BBVA USA,
	3 Month LIBOR USD + 0.730%
	1.045%, 06/11/21 (a)	5,013,810
3,998,000	Citibank NA,
	3 Month LIBOR USD + 0.570%
	0.826%, 07/23/21 (a)	4,013,538
5,000,000	3 Month LIBOR USD + 0.600%
	0.853%, 05/20/22 (a)	5,015,807
1,500,000	Fifth Third Bank,
	2.875%, 10/01/21	1,536,410
5,500,000	Huntington National Bank,
	3.250%, 05/14/21	5,600,471
2,000,000	KeyBank NA,
	3 Month LIBOR USD + 0.660%
	0.911%, 02/01/22 (a)	2,010,200
3,000,000	PNC Bank NA,
	2.550%, 12/09/21	3,081,073
8,450,000	Truist Bank,
	2.150%, 12/06/24	8,973,026
5,000,000	US Bank NA,
	3 Month LIBOR USD + 0.440%
	0.696%, 05/23/22 (a)	5,024,209
5,000,000	Wells Fargo Bank NA,
	3 Month LIBOR USD + 0.510%
	0.768%, 10/22/21 (a)	5,020,336
	Total Bank Notes	47,334,225
	(Cost $46,526,316)

COLLATERALIZED MORTGAGE OBLIGATIONS – 18.01%
	Federal Home Loan Mortgage
	Corporation REMIC – 2.30%
8,354	Series 1448, Class F
	1 Month LIBOR USD + 1.400%
	1.562%, 12/15/22 (a)(b)	8,431
138,148	Series 2868, Class AV
	5.000%, 08/15/24 (b)(c)	145,504
104,360	Series 1980, Class Z
	7.000%, 07/15/27 (b)	119,534
1,247,025	Series 3346, Class FT
	1 Month LIBOR USD + 0.350%
	0.512%, 10/15/33 (a)(c)(d)	1,248,862
1,051,310	Series 3471, Class FB
	1 Month LIBOR USD + 1.000%
	1.162%, 08/15/35 (a)	1,077,211
547,945	Series 3208, Class FH
	1 Month LIBOR USD + 0.400%
	0.562%, 08/15/36 (a)	549,711
1,630,789	Series 3208, Class FA
	1 Month LIBOR USD + 0.400%
	0.562%, 08/15/36 (a)	1,636,045
1,297,797	Series 3371, Class FA
	1 Month LIBOR USD + 0.600%
	0.762%, 09/15/37 (a)	1,311,452
350,115	Series 3367, Class YF
	1 Month LIBOR USD + 0.550%
	0.712%, 09/15/37 (a)	353,745
571,266	Series 4248, Class QF
	1 Month LIBOR USD + 0.500%
	0.662%, 06/15/39 (a)(c)	574,886
590,700	Series 4316, Class FY
	1 Month LIBOR USD + 0.400%
	0.562%, 11/15/39 (a)(b)	591,651
215,987	Series 3827, Class KF
	1 Month LIBOR USD + 0.370%
	0.532%, 03/15/41 (a)	217,078
43,709	Series 4109, Class EC
	2.000%, 12/15/41 (b)(c)	45,208
1,098,596	Series 4272, Class FD
	1 Month LIBOR USD + 0.350%
	0.512%, 11/15/43 (a)	1,104,324
1,778,089	Series 4606, Class FL
	1 Month LIBOR USD + 0.500%
	0.662%, 12/15/44 (a)(c)	1,787,102
3,087,383	Series 4784, Class PK
	3.500%, 06/15/45 (d)	3,187,259
4,848,120	Series 4968, Class NP
	6.500%, 04/25/50 (d)	5,582,594
		19,540,597
	Federal National Mortgage
	Association REMIC – 6.54%
453	Series G92-44, Class Z
	8.000%, 07/25/22	470
2,670,965	Series 2013-57, Class DK
	3.500%, 06/25/33	2,942,284
216,325	Series 2006-45, Class TF
	1 Month LIBOR USD + 0.400%
	0.575%, 06/25/36 (a)	217,190
241,153	Series 2006-76, Class QF
	1 Month LIBOR USD + 0.400%
	0.575%, 08/25/36 (a)(d)	242,215
143,062	Series 2007-75, Class VF
	1 Month LIBOR USD + 0.450%
	0.625%, 08/25/37 (a)	143,894
442,147	Series 2014-19, Class FA
	1 Month LIBOR USD + 0.400%
	0.575%, 11/25/39 (a)(b)	443,076
570,946	Series 2014-19, Class FJ
	1 Month LIBOR USD + 0.400%
	0.575%, 11/25/39 (a)(b)	571,957
186,166	Series 2010-123, Class FL
	1 Month LIBOR USD + 0.430%
	0.605%, 11/25/40 (a)(d)	187,044

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2020

Par Value		Value
	Federal National Mortgage
	Association REMIC – (continued)
$578,562	Series 2011-110, Class FE
	1 Month LIBOR USD + 0.400%
	0.575%, 04/25/41 (a)(d)	$574,095
395,130	Series 2015-92, Class PA
	2.500%, 12/25/41 (c)(d)	413,068
412,151	Series 2012-38, Class JE
	3.250%, 04/25/42 (d)	439,324
1,128,406	Series 2012-71, Class FL
	1 Month LIBOR USD + 0.500%
	0.675%, 07/25/42 (a)	1,135,829
2,876,496	Series 2013-101, Class FE
	1 Month LIBOR USD + 0.600%
	0.775%, 10/25/43 (a)	2,908,376
4,340,449	Series 2013-101, Class CF
	1 Month LIBOR USD + 0.600%
	0.775%, 10/25/43 (a)	4,388,422
4,609,043	Series 2016-62, Class FH
	1 Month LIBOR USD + 0.400%
	0.575%, 09/25/46 (a)	4,621,495
4,961,817	Series 2016-83, Class FK
	1 Month LIBOR USD + 0.500%
	0.675%, 11/25/46 (a)	4,993,423
3,319,453	Series 2017-39, Class FT
	1 Month LIBOR USD + 0.400%
	0.575%, 05/25/47 (a)	3,319,527
3,367,534	Series 2017-112, Class FC
	1 Month LIBOR USD + 0.350%
	0.525%, 01/25/48 (a)	3,369,187
989,876	Series 2008-22, Class FD
	1 Month LIBOR USD + 0.840%
	1.015%, 04/25/48 (a)(c)	1,012,690
16,989,279	Series 2020-18, Class KD
	6.500%, 03/25/50	20,067,410
3,635,515	Series 2018-72, Class FB
	1 Month LIBOR USD + 0.350%
	0.525%, 10/25/58 (a)	3,629,768
		55,620,744
	Government National
	Mortgage Association – 9.17%
3,285,960	Series 2017-H09, Class FJ
	1 Month LIBOR USD + 0.500%
	0.664%, 03/20/67 (a)	3,288,879
3,659,756	Series 2017-H07, Class FC
	1 Month LIBOR USD + 0.520%
	0.684%, 03/20/67 (a)	3,667,163
4,093,796	Series 2018-H01, Class FC
	1 Month LIBOR USD + 0.400%
	0.564%, 01/20/68 (a)	4,082,695
8,272,191	Series 2018-H09, Class FC
	12 Month LIBOR USD + 0.150%
	0.986%, 06/20/68 (a)	8,224,313
8,462,869	Series 2018-H11, Class FJ
	12 Month LIBOR USD + 0.080%
	0.718%, 06/20/68 (a)	8,378,164
8,814,577	Series 2019-H10, Class FC
	1 Month LIBOR USD + 0.650%
	0.814%, 06/20/69 (a)	8,811,025
4,967,698	Series 2020-H09, Class DF
	1 Month LIBOR USD + 0.640%
	0.798%, 05/20/70 (a)	5,024,683
14,150,255	Series 2020-H12, Class FH
	1 Month LIBOR USD + 0.520%
	0.678%, 07/20/70 (a)	14,199,545
8,000,000	Series 2020-H13, Class EF
	1 Month LIBOR USD + 0.550%
	0.730%, 08/20/70 (a)	8,019,940
14,309,931	Series 2020-H13, Class FE
	1 Month LIBOR USD + 0.550%
	0.730%, 08/20/70 (a)	14,338,998
		78,035,405
	Total Collateralized
	Mortgage Obligations	153,196,746
	(Cost $152,052,328)

MORTGAGE-BACKED OBLIGATIONS – 45.40%
	Federal Home Loan
	Mortgage Corporation – 2.84%
69,182	12 Month LIBOR USD + 1.840%
	3.723%, 11/01/34 (a)	70,320
3,808,363	3.000%, 11/01/34	3,999,524
4,381,889	3.500%, 02/01/35	4,633,395
168,187	H15T1Y + 2.250% 3.458%, 08/01/35 (a)
		177,842
256,447	12 Month LIBOR USD + 1.770%
	3.733%, 05/01/36 (a)	270,409
145,493	12 Month LIBOR USD + 1.890%
	3.890%, 03/01/42 (a)	153,102
4,166,768	3.000%, 02/01/47	4,507,006
9,646,678	4.000%, 05/01/50	10,367,356
		24,178,954
	Federal Home Loan Mortgage
	Corporation Gold – 2.71%
3	4.500%, 10/01/20	3
2,563	3.500%, 10/01/22	2,705
6,170,412	2.000%, 12/01/31	6,452,071
65,823	5.000%, 08/01/35	75,006
10,378	5.000%, 12/01/35	11,956
3,119,124	3.000%, 01/01/37	3,304,443
3,203,610	3.000%, 02/01/37	3,393,714
4,279,731	3.500%, 02/01/37	4,554,434
97,604	5.000%, 03/01/37	112,237
4,028,683	3.500%, 03/01/37	4,280,490
198,094	5.000%, 05/01/37	228,268

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2020

Par Value		Value
	Federal Home Loan Mortgage
	Corporation Gold – (continued)
$168,576	5.000%, 02/01/38	$193,758
68,098	5.000%, 03/01/38	78,134
45,201	5.000%, 09/01/38	52,005
154,933	5.000%, 12/01/38	178,241
102,358	5.000%, 01/01/39	117,794
		23,035,259
	Federal National
	Mortgage Association – 11.81%
307	3.500%, 09/01/20	325
28	3.500%, 10/01/20	29
919	3.500%, 03/01/21	970
5,783,992	2.601%, 08/01/22 (a)	5,942,699
68,486	5.000%, 03/01/27	72,281
24,146	7.000%, 08/01/28	24,225
31,015	7.000%, 08/01/28	31,245
86,292	7.000%, 11/01/28	95,387
5,233,000	1 Month LIBOR USD + 0.520% 0.675%, 05/01/29 (a)
		5,228,103
10,000,000	1 Month LIBOR USD + 0.590% 0.745%, 07/01/30 (a)
		9,977,331
97,904	2.500%, 02/01/32	102,911
11,202	7.000%, 02/01/32	12,653
26,846	H15T1Y + 2.235% 3.735%, 05/01/32 (a)
		26,732
75,315	7.000%, 05/01/32	84,172
176,947	H15T1Y + 2.625% 3.676%, 09/01/32 (a)
		177,583
8,467	7.000%, 09/01/32	8,549
7,382,744	4.000%, 04/01/33	7,925,282
221,033	H15T1Y + 2.215% 2.604%, 07/01/33 (a)
		231,973
141,307	12 Month LIBOR USD + 1.537% 3.412%, 11/01/33 (a)
		141,980
182,194	H15T1Y + 2.215% 3.925%, 12/01/33 (a)
		182,618
2,151,708	4.500%, 01/01/34	2,298,517
1,043,760	4.500%, 01/01/34	1,120,840
223,319	12 Month LIBOR USD + 1.544% 3.014%, 04/01/34 (a)
		225,798
75,883	H15T1Y + 2.185% 3.091%, 08/01/34 (a)
		76,734
854	6.000%, 09/01/34	1,010
84,418	12 Month LIBOR USD + 1.663% 3.573%, 10/01/34 (a)
		88,072
8,348,701	3.000%, 01/01/35	8,759,235
8,136,000	3.500%, 01/01/35	8,600,681
5,904,527	2.500%, 03/01/35	6,243,125
44,729	12 Month LIBOR USD + 1.612% 3.603%, 03/01/35 (a)
		44,967
4,698,602	3.000%, 04/01/35	4,937,492
56,624	12 Month LIBOR USD + 1.720% 3.595%, 04/01/35 (a)
		57,018
155,682	H15T1Y + 2.313% 3.813%, 05/01/35 (a)
		165,360
121,786	12 Month LIBOR USD + 1.397% 3.286%, 05/01/35 (a)
		126,537
107,515	6 Month LIBOR USD + 1.409% 2.721%, 06/01/35 (a)
		108,046
2,125,861	4.000%, 06/01/35	2,300,053
169,511	6 Month LIBOR USD + 1.514% 2.458%, 08/01/35 (a)
		172,243
210,184	12 Month LIBOR USD + 1.750% 2.596%, 08/01/35 (a)
		220,145
157,856	12 Month LIBOR USD + 2.435% 4.274%, 09/01/35 (a)
		162,034
139,088	H15T1Y + 2.085% 4.008%, 10/01/35 (a)
		139,725
326,704	12 Month LIBOR USD + 1.557% 3.256%, 11/01/35 (a)
		331,122
144,331	12 Month LIBOR USD + 1.737% 3.737%, 03/01/36 (a)
		145,144
217,951	12 MTA + 2.526% 3.829%, 04/01/36 (a)
		229,523
2,695,478	4.500%, 12/01/38	2,936,877
7,686,009	4.000%, 09/01/39	8,233,829
50,629	5.000%, 10/01/39	58,309
543,930	12 Month LIBOR USD + 1.743% 3.129%, 05/01/42 (a)
		567,987
302,713	12 Month LIBOR USD + 1.700% 2.637%, 06/01/42 (a)
		314,137
192,769	12 Month LIBOR USD + 1.684% 3.851%, 10/01/42 (a)
		199,081
607,362	12 Month LIBOR USD + 1.608% 2.989%, 12/01/44 (a)
		631,032
2,932,136	12 Month LIBOR USD + 1.610% 3.169%, 04/01/47 (a)
		3,062,718
2,478,017	12 Month LIBOR USD + 1.607% 3.056%, 09/01/47 (a)
		2,593,572
7,927,340	4.500%, 06/01/48	8,582,560
3,138,053	3.500%, 04/01/49	3,313,129
2,969,682	4.000%, 05/01/49	3,163,360
		100,477,060
	Government National
	Mortgage Association – 3.63%
32,170	H15T1Y + 1.500% 2.875%, 05/20/42 (a)
		33,354
27,223	H15T1Y + 1.500% 2.875%, 06/20/42 (a)
		28,228
144,002	H15T1Y + 1.500% 3.250%, 07/20/42 (a)
		149,567
14,845	H15T1Y + 1.500% 3.125%, 10/20/42 (a)
		15,420
28,883	H15T1Y + 1.500% 3.125%, 12/20/42 (a)
		29,994
25,000,000	2.000%, 10/15/50 TBA (f)	25,845,703

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2020

Par Value		Value
	Government National
	Mortgage Association – (continued)
$4,476,991	12 Month LIBOR USD + 1.536% 3.244%, 09/20/69 (a)(e)
		$4,790,205
		30,892,471
	Uniform Mortgage
	Backed Securities – 24.41%
40,000,000	2.000%, 10/14/20 TBA (f)	41,157,754
40,000,000	2.500%, 10/14/20 TBA (f)	42,017,128
10,000,000	3.000%, 10/14/20 TBA (f)	10,520,115
40,000,000	1.500%, 10/19/20 TBA (f)	40,892,969
40,000,000	2.000%, 10/19/20 TBA (f)	41,582,031
30,000,000	2.500%, 10/19/20 TBA (f)	31,443,164
		207,613,161
	Total Mortgage-Backed Obligations	386,196,905
	(Cost $381,711,175)

U.S. GOVERNMENT-BACKED OBLIGATIONS – 21.56%
	FRESB, Multifamily Mortgage
	Pass Through Certificates
6,303,905	Series 2019-SB60, Class A10H
	1 Month LIBOR USD + 3.500% 3.500%, 01/25/39 (a)
		6,731,126
	FHLMC, Multifamily Structured
	Pass Through Certificates
4,167,000	Series K-031, Class A2
	3.300%, 04/25/23 (a)(b)(c)	4,453,246
552,338	Series K-727, Class A1
	2.632%, 10/25/23 (b)(c)	564,877
1,534,425	Series K-F29, Class A
	1 Month LIBOR USD + 0.360% 0.515%, 02/25/24 (a)(c)
		1,539,020
5,000,000	Series K-726, Class AM
	2.985%, 04/25/24 (b)(c)	5,388,723
2,788,804	Series K-J27, Class A1
	2.092%, 07/25/24 (b)(c)	2,876,294
10,000,000	Series K-728, Class AM
	3.133%, 08/25/24 (a)(b)(c)	10,804,427
3,443,402	Series K-F49, Class A
	1 Month LIBOR USD + 0.340% 0.495%, 06/25/25 (a)(c)
		3,455,973
10,325,000	Series K-C02, Class A2
	3.370%, 07/25/25 (b)(c)	11,182,508
12,000,000	Series K-733, Class AM
	3.750%, 09/25/25 (b)(c)	13,587,322
5,000,000	Series K-734, Class AM
	3.435%, 02/25/26 (a)(b)(c)	5,674,032
475,377	Series K-F27, Class A
	1 Month LIBOR USD + 0.420% 0.575%, 12/25/26 (a)(c)
		474,595
5,865,013	Series K-066, Class A2
	3.117%, 06/25/27 (b)(c)	6,679,319
5,000,000	Series K-J24, Class A2
	2.821%, 09/25/27 (b)(c)	5,564,599
5,000,000	Series K-070, Class A2
	3.303%, 11/25/27 (a)(b)(c)	5,781,497
1,092,366	Series K-091, Class A1
	3.339%, 10/25/28 (b)(c)	1,228,480
7,783,855	Series K-S10, Class A10
	1 Month LIBOR USD + 0.610% 0.765%, 10/25/28 (a)(c)
		7,789,816
6,842,871	Series K-F56, Class A
	1 Month LIBOR USD + 0.560% 0.715%, 11/25/28 (a)(c)
		6,901,572
4,959,051	Series K-F59, Class A
	1 Month LIBOR USD + 0.540% 0.695%, 02/25/29 (a)(c)
		4,986,917
5,000,000	Series K-091, Class AM
	3.566%, 03/25/29 (b)(c)	5,943,418
10,000,000	Series K-J30, Class A2
	1.252%, 07/25/29 (b)(c)	10,166,093
5,000,000	Series K-S13, Class A
	1 Month LIBOR USD + 0.660% 0.822%, 09/25/29 (a)(c)
		5,000,338
4,973,159	Series K-104, Class A1
	1.938%, 10/25/29 (b)(c)	5,295,100
12,000,000	Series K-105, Class AM
	1.592%, 01/25/30 (b)(c)	12,495,828
4,000,000	Series K-109, Class A2
	1.558%, 04/25/30 (b)(c)	4,176,488
9,999,132	Series K-F79, Class AS
	30-day Average SOFR + 0.580% 0.658%, 05/25/30 (a)(c)
		10,005,049
13,000,000	Series K-F82, Class AL
	1 Month LIBOR USD + 0.370% 0.525%, 06/25/30 (a)(c)
		13,071,945
7,000,000	Series K-F83, Class AL
	1 Month LIBOR USD + 0.360% 0.515%, 06/25/30 (a)(c)
		7,019,326
	FNMA
2,130,739	Series 2013-M6, Class 2A
	2.621%, 03/25/23 (a)	2,204,342
2,217,694	Series 2018-M1, Class A1
	3.084%, 12/25/27 (a)(b)	2,398,612
	Total U.S. Government-Backed
	Obligations	183,440,882
	(Cost $174,745,573)

REPURCHASE AGREEMENTS – 36.76%
312,720,000	INTL FCStone Financial, Inc., 0.150%, Dated 08/31/2020, matures 09/01/2020,

	repurchase price $312,721,303 (collateralized
	by $331,927,118 par amount of United States
	Treasury Bills, GNMA, FNMA, and FHLMC
	securities of 0.000% to 9.000% due
	09/01/20 to 09/01/50, total market
	value $316,085,207)	312,720,000
	Total Repurchase Agreements	312,720,000
	(Cost $312,720,000)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Short Duration Portfolio
Portfolio of Investments (continued) – August 31, 2020

Shares		Value
REGISTERED INVESTMENT COMPANY – 0.01%
107,944	First American Government
	Obligations Fund – Class X
	0.066%, 12/01/31 (g)	$107,944
	Total Registered Investment Company	107,944
	(Cost $107,944)
	Total Investments – 127.31%	1,082,996,702
	(Cost $1,067,863,336)
	Net Other Assets
	and Liabilities – (27.31)%	(232,323,563)
	Net Assets – 100.00%	$850,673,139

(a)
Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2020. Maturity date shown is the date of the next coupon rate reset or actual maturity. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description. For those variable rate securities which are based on published reference and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. See also, Explanation of Abbreviations and Acronyms below.

(b)	The security has Sequential collateral.
(c)	The security has Structured collateral.
(d)	The security has PAC (Planned Amortization Class) collateral.
(e)	Illiquid security. The total market value of this security was $4,790,205, representing 0.56% of net assets.
(f)	Represents or includes a TBA (To Be Announced) transaction.
(g)	Seven day yield as of August 31, 2020.

Explanation of Abbreviations and Acronyms:
12 MTA	Federal Reserve US 12-Month Cumulative Average 1 Year Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRESB	Freddie Mac Multifamily Fixed-Rate Mortgage Loans Backed By Small Businesses Not Referenced
GNMA	Government National Mortgage Association
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
SOFR	SOFR Secured Overnight Financing Rate
USD	U.S. Dollar

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Statements of Assets and Liabilities
August 31, 2020

	Ultra-Short	Short
	Duration	Duration
	Portfolio	Portfolio
ASSETS:
INVESTMENTS:
Investments and repurchase agreements at cost	$1,662,552,412	$1,067,863,336
Investments at value	$1,107,096,415	$770,276,702
Repurchase agreements at value	560,097,000	312,720,000
Total investments and repurchase agreements at value	1,667,193,415	1,082,996,702
Cash	106,812	—

RECEIVABLES:
Interest	667,065	1,200,237
Investment securities sold	5,131	14,081
TBA investment securities sold	—	166,066,471
Other assets	47,562	31,462
Total Assets	1,668,019,985	1,250,308,953

LIABILITIES:
PAYABLES:
Dividends	271,244	369,218
Investment securities purchased	30,005,167	—
TBA investment securities purchased	—	399,087,739
Advisory fees	102,616	52,425
Administration fees	65,289	33,355
Distribution fees	21,107	5,796
Accrued expenses	133,703	87,281
Total Liabilities	30,599,126	399,635,814
NET ASSETS	$1,637,420,859	$850,673,139

NET ASSETS CONSIST OF:
Paid-in capital	$1,643,719,026	$842,127,642
Total distributable earnings (Accumulated deficit)	(6,298,167)	8,545,497
NET ASSETS	$1,637,420,859	$850,673,139

TCU Shares:
Net assets	$748,180,880	$590,322,037
Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	79,427,153	59,545,306
Net asset value, offering price and redemption
price per share (net assets/shares outstanding)	$9.42	$9.91

Investor Shares:
Net assets	$889,239,979	$260,351,102
Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	94,395,935	26,261,244
Net asset value, offering price and redemption
price per share (net assets/shares outstanding)	$9.42	$9.91

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Statements of Operations
For the Year Ended August 31, 2020

	Ultra-Short	Short
	Duration	Duration
	Portfolio	Portfolio
INVESTMENT INCOME:
Interest	$12,193,619	$9,771,537

EXPENSES:
Advisory fees	689,080	435,873
Administration fees	406,416	254,265
Accounting fees	256,303	170,735
Legal fees	225,138	150,100
Trustees’ fees	150,513	108,372
Compliance fees	88,959	60,375
Distribution and Service (12b-1) Fees on Investor Shares	82,675	19,264
Transfer agent fees	68,506	51,022
Custody fees	45,024	31,981
Audit and tax fees	25,000	25,000
Interest expense	8,961	—
Printing fees	5,656	4,478
Other expenses	92,013	86,604
Total operating expenses	2,144,244	1,398,069
Trustees’ fees waived	(16,299)	(12,651)
Compliance fees waived	(3,896)	(3,104)
Legal fees waived	(1,209)	(938)
Total expense reductions	(21,404)	(16,693)
Net operating expenses	2,122,840	1,381,376
Net Investment Income	10,070,779	8,390,161

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Gain (Loss) on Investment Transactions	(75,571)	4,139,925
Net Change in Unrealized Appreciation of:
Investments	5,038,753	6,919,223
Net Realized and Unrealized Gain on Investments	4,963,182	11,059,148
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,033,961	$19,449,309

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Statements of Changes in Net Assets

	Ultra-Short Duration Portfolio		Short Duration Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019
Investment Activities:
Operations:
Net investment income	$10,070,779	$8,939,239	$8,390,161	$9,605,902
Net realized gain (loss) on
investment transactions	(75,571)	(940,849)	4,139,925	(107,812)
Net change in unrealized appreciation
of investments	5,038,753	367,261	6,919,223	10,514,888
Net increase in net assets
resulting from operations	15,033,961	8,365,651	19,449,309	20,012,978
Distributions to Shareholders:
Dividends and distributions to shareholders
TCU Shares	(7,670,448)	(8,475,361)	(8,941,076)	(9,878,974)
Investor Shares	(2,657,926)	(659,515)	(1,025,867)	(203,506)
Total Distributions	(10,328,374)	(9,134,876)	(9,966,943)	(10,082,480)
From Shares Transactions:
TCU Shares:
Proceeds from sale of shares	332,760,000	175,000,000	220,500,000	91,398,752
Reinvestment of dividends and distributions	4,673,209	3,749,669	4,196,743	3,481,530
Cost of shares repurchased	(19,029,720)	(111,104,227)	(42,560,387)	(84,294,600)
Investor Shares:
Proceeds from sale of shares	1,000,248,000	40,000,000	257,864,607	—
Reinvestment of dividends and distributions	458,622	—	113,555	119,137
Cost of shares repurchased	(167,593,308)	—	(1,252,578)	(20,451,171)
Net increase (decrease) in net assets
resulting from shares transactions	1,151,516,803	107,645,442	438,861,940	(9,746,352)
Net change in net assets	1,156,222,390	106,876,217	448,344,306	184,146
Net Assets:
Beginning of year	481,198,469	374,322,252	402,328,833	402,144,687
End of year	$1,637,420,859	$481,198,469	$850,673,139	$402,328,833
Other Information:
Summary of Shares Transactions:
TCU Shares:
Shares sold	35,450,328	18,644,795	22,408,110	9,502,414
Reinvestment of dividends and distributions	498,297	399,668	428,255	363,058
Shares repurchased	(2,028,180)	(11,843,085)	(4,359,417)	(8,754,031)
Total TCU Share Transactions	33,920,445	7,201,378	18,476,948	1,111,441
Investor Shares:
Shares sold	106,489,769	4,262,121	26,194,821	—
Reinvestment of dividends and distributions	48,750	—	11,457	12,566
Shares repurchased	(17,914,269)	—	(128,866)	(2,150,350)
Total Investor Share Transactions	88,624,250	4,262,121	26,077,412	(2,137,784)
Net increase (decrease) in shares outstanding	122,544,695	11,463,499	44,554,360	(1,026,343)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Ultra-Short Duration Portfolio – TCU Shares
	Years Ended August 31
	2020		2019		2018		2017		2016
Net Asset Value,
Beginning of year	$9.38		$9.40		$9.47		$9.49		$9.53
Income from Investment Operations:
Net investment income(a)(b)	0.13		0.22		0.14		0.07		0.03
Net realized and unrealized gain (loss)
on investment transactions	0.05		(0.01)		(0.06)		(0.01)		(0.02)
Total income from investment operations	0.18		0.21		0.08		0.06		0.01
Less Distributions from:
Investment Income(b)	(0.14)		(0.23)		(0.15)		(0.08)		(0.05)
Total Distributions	(0.14)		(0.23)		(0.15)		(0.08)		(0.05)
Net Asset Value,
End of year	$9.42		$9.38		$9.40		$9.47		$9.49
Total Return(c)	1.99%		2.22%		0.89%		0.68%		0.11%
Ratios/Supplemental Data:
Net assets at the end of year (in thousands)	$748,181		$427,038		$360,130		$363,612		$397,935
Ratios to average net assets:
Expenses net of expense reductions	0.26	%(d)	0.32	%(d)	0.40	%(d)	0.40	%(d)	0.41%
Expenses before expense reductions	0.26%		0.33%		0.41%		0.41%		0.41%
Net investment income net of expense reductions	1.39	%(d)	2.37	%(d)	1.52	%(d)	0.74	%(d)	0.36%
Net investment income before expense reductions	1.39%		2.36%		1.51%		0.73%		0.36%
Portfolio Turnover Rate	25%		60%		157%		123%		147%
______________________

(a)	Calculated based on average shares outstanding.
(b)
Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(d)	During the year, certain fees were waived (see Note 3).

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Ultra-Short Duration Portfolio – Investor Shares
	Years Ended August 31
	2020		2019		2018		2017		2016
Net Asset Value,
Beginning of year	$9.38		$9.40		$9.47		$9.49		$9.53
Income from Investment Operations:
Net investment income(a)(b)	0.09		0.22		0.14		0.07		0.03
Net realized and unrealized gain (loss)
on investment transactions	0.09		(0.02)		(0.06)		(0.01)		(0.02)
Total income from investment operations	0.18		0.20		0.08		0.06		0.01
Less Distributions from:
Investment Income(b)	(0.14)		(0.22)		(0.15)		(0.08)		(0.05)
Total Distributions	(0.14)		(0.22)		(0.15)		(0.08)		(0.05)
Net Asset Value,
End of year	$9.42		$9.38		$9.40		$9.47		$9.49
Total Return(c)	1.96%		2.19%		0.86%		0.64%		0.08%
Ratios/Supplemental Data:
Net assets at the end of year (in thousands)	$889,240		$54,160		$14,192		$14,291		$15,113
Ratios to average net assets:
Expenses net of expense reductions	0.28	%(d)	0.34	%(d)	0.43	%(d)	0.43	%(d)	0.44%
Expenses before expense reductions	0.28%		0.35%		0.44%		0.44%		0.44%
Net investment income net of expense reductions	0.94	%(d)	2.40	%(d)	1.48	%(d)	0.71	%(d)	0.33%
Net investment income before expense reductions	0.94%		2.39%		1.47%		0.70%		0.33%
Portfolio Turnover Rate	25%		60%		157%		123%		147%
______________________

(a)	Calculated based on average shares outstanding.
(b)
Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(d)	During the year, certain fees were waived (see Note 3).

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Short Duration Portfolio – TCU Shares
	Years Ended August 31
	2020		2019		2018		2017		2016
Net Asset Value,
Beginning of year	$9.75		$9.51		$9.67		$9.72		$9.72
Income from Investment Operations:
Net investment income(a)(b)	0.17		0.23		0.16		0.09		0.06
Net realized and unrealized gain (loss)
on investment transactions	0.19		0.25		(0.15)		(0.04)		0.02
Total income from investment operations	0.36		0.48		0.01		0.05		0.08
Less Distributions from:
Investment Income(b)	(0.20)		(0.24)		(0.17)		(0.10)		(0.08)
Total Distributions	(0.20)		(0.24)		(0.17)		(0.10)		(0.08)
Net Asset Value,
End of year	$9.91		$9.75		$9.51		$9.67		$9.72
Total Return(c)	3.76%		5.15%		0.06%		0.55%		0.80%
Ratios/Supplemental Data:
Net assets at the end of year (in thousands)	$590,322		$400,537		$380,063		$396,152		$439,706
Ratios to average net assets:
Expenses net of expense reductions	0.27	%(d)	0.32	%(d)	0.39	%(d)	0.40	%(d)	0.40%
Expenses before expense reductions	0.27%		0.33%		0.40%		0.41%		0.40%
Net investment income net of expense reductions	1.71	%(d)	2.42	%(d)	1.65	%(d)	0.96	%(d)	0.65%
Net investment income before expense reductions	1.71%		2.41%		1.64%		0.95%		0.65%
Portfolio Turnover Rate	112%		80%		196%		145%		131%
______________________

(a)	Calculated based on average shares outstanding.
(b)
Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(d)	During the year, certain fees were waived (see Note 3).

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Short Duration Portfolio – Investor Shares
	Years Ended August 31
	2020		2019		2018		2017		2016
Net Asset Value,
Beginning of year	$9.75		$9.51		$9.67		$9.72		$9.72
Income from Investment Operations:
Net investment income(a)(b)	0.12		0.22		0.15		0.09		0.06
Net realized and unrealized gain (loss)
on investment transactions	0.24		0.26		(0.15)		(0.04)		0.01
Total income from investment operations	0.36		0.48		0.00		0.05		0.07
Less Distributions from:
Investment Income(b)	(0.20)		(0.24)		(0.16)		(0.10)		(0.07)
Total Distributions	(0.20)		(0.24)		(0.16)		(0.10)		(0.07)
Net Asset Value,
End of year	$9.91		$9.75		$9.51		$9.67		$9.72
Total Return(c)	3.73%		5.12%		0.03%		0.52%		0.77%
Ratios/Supplemental Data:
Net assets at the end of year (in thousands)	$260,351		$1,792		$22,082		$22,191		$23,385
Ratios to average net assets:
Expenses net of expense reductions	0.28	%(d)	0.35	%(d)	0.42	%(d)	0.43	%(d)	0.43%
Expenses before expense reductions	0.28%		0.36%		0.43%		0.44%		0.43%
Net investment income net of expense reductions	1.23	%(d)	2.27	%(d)	1.62	%(d)	0.93	%(d)	0.62%
Net investment income before expense reductions	1.23%		2.26%		1.61%		0.92%		0.62%
Portfolio Turnover Rate	112%		80%		196%		145%		131%
______________________

(a)	Calculated based on average shares outstanding.
(b)
Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(d)	During the year, certain fees were waived (see Note 3).

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2020

Note 1. Organization

Trust for Credit Unions (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company currently consisting of two diversified portfolios: Ultra-Short Duration Portfolio and Short Duration Portfolio (together, the “Portfolios” or individually, a “Portfolio”). Shares of the Portfolios are offered for sale solely to state and federally chartered credit unions. The Trust previously offered shares of another portfolio, the Money Market Portfolio, which suspended operations as of the close of business on May 30, 2014.

On October 1, 2012, the Trust began offering a second class of shares, known as Investor Shares, in each of the Portfolios and the existing shares in each Portfolio were redesignated as TCU Shares. Investor Shares and TCU Shares of each Portfolio should have returns that are substantially the same because they represent interests in the same Portfolio and differ only to the extent that they have different class specific expenses. Effective October 1, 2012, TCU Shares of each Portfolio are only available to those shareholders that had open accounts in the particular Portfolio as of such date. The Investor Shares of each Portfolio commenced operations on November 30, 2012.

The Portfolios seek to achieve a high level of current income, consistent with low volatility of principal (in the case of the Ultra-Short Duration Portfolio) and relatively low volatility of principal (in the case of the Short Duration Portfolio) by investing in obligations authorized under the Federal Credit Union Act.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation
Investments in mortgage-backed, asset-backed (to the extent that obligations authorized under the Federal Credit Union Act are categorized as asset-backed obligations), and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Portfolio securities for which accurate market quotations are not readily available due to, among other factors, current market trading activity, credit quality and default rates, are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Board of Trustees of the Trust.

The Portfolios are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 –	quoted prices in active markets for identical securities

Level 2 –	significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

At the end of each calendar quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and Level 2 assets and liabilities, if any, on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolios’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolios may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Portfolio’s net assets as of August 31, 2020 is as follows:

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2020 (continued)

	Ultra-Short Duration Portfolio
	Total		Level 2	Level 3
	Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	8/31/2020	Price	Inputs	Inputs
Assets:
Bank
Notes	$102,696,819	$—	$102,696,819	$—
Asset-Backed
Securities	627,306	—	627,306	—
Collateralized
Mortgage
Obligations	630,691,243	—	630,691,243	—
Mortgage-Backed
Obligations	88,243,405	—	88,243,405	—
Agency
Debentures	2,250,000	—	—	2,250,000
U.S. Government-
Backed
Obligations	282,587,642	—	282,587,642	—
Repurchase
Agreements	560,097,000	—	560,097,000	—
	$1,667,193,415	$—	$1,664,943,415	$2,250,000

	Short Duration Portfolio
	Total		Level 2	Level 3
	Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	8/31/2020	Price	Inputs	Inputs
Assets:
Bank
Notes	$47,334,225	$—	$47,334,225	$—
Collateralized
Mortgage
Obligations	153,196,746	—	153,196,746	—
Mortgage-
Backed
Obligations	386,196,905	—	386,196,905	—
U.S.
Government-
Backed
Obligations	183,440,882	—	183,440,882	—
Repurchase
Agreements	312,720,000	—	312,720,000	—
Registered
Investment
Company	107,944	107,944	—	—
	$1,082,996,702	$107,944	$1,082,888,758	$—

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of August 31, 2020:

Ultra-Short
Duration Portfolio
Fair Value, as of
August 31, 2019	$2,750,000
Gross sales	(500,000)
Fair Value, as of
August 31, 2020	$2,250,000

Factors considered in determining the fair value of investments designated as Level 3 include anticipated cash flows and credit characteristics.

B. Security Transactions and Investment Income
Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.  Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with U.S. GAAP. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding increase/decrease in the cost basis of that security using the yield to maturity method, or where applicable, the first call date of the security.

C. Distribution to Shareholders
Each Portfolio intends to distribute to its shareholders substantially all of its investment income and capital gains. The Portfolios declare dividends from net investment income daily and pay such dividends monthly. Each Portfolio makes distributions of net realized capital gains, if any, at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

D. Allocations
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Portfolio are allocated daily to each class of shares based upon its proportionate share of total net assets of the Portfolio. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Portfolio.  Expenses not directly charged to a Portfolio are allocated proportionally among all the Portfolios in the Trust, daily in relation to the net assets of each Portfolio or another reasonable measure.

E. Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2020 (continued)

F. LIBOR Transition
The Portfolios invest in financial instruments with payment obligations, financing terms, hedging strategies or investment values based on floating rates, such as London Interbank Offered Rate (“LIBOR”). LIBOR is the offered rate for short-term Eurodollar deposits between major international banks.

On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other reference rates after 2021. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related instruments, and reduced effectiveness of hedging strategies, adversely affecting a Portfolio’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Portfolios.

G. Federal Taxes
It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions to shareholders are recorded on the ex-dividend date, declared daily and paid monthly by the Portfolios. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards may reduce the requirement of future capital gain distributions.

The characterization of distributions to shareholders is determined in accordance with U.S. federal income tax rules, which may differ from U.S. GAAP. Therefore, the source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains or as a tax return of capital.

Generally, paydown gains and losses are recorded as increases (paydown gains) or decreases (paydown losses) against capital gains for tax purposes. The Portfolios have elected to accrete and amortize market discounts and premiums on portfolio securities for tax purposes based on the securities’ yield to maturity. For the current year, net amortization is reducing ordinary income available for distribution.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Portfolios’ financial statements. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments for Federal income tax purposes as of August 31, 2020, were as follows:

	Ultra-Short	Short
	Duration	Duration
	Portfolio	Portfolio
Total Cost of Investments
on Tax Basis	$1,662,582,007	$1,067,892,310
Gross Unrealized
Appreciation on
Investments	$5,080,629	$15,409,149
Gross Unrealized
Depreciation on
Investments	(469,221)	(304,757)
Net Unrealized
Appreciation on
Investments	$4,611,408	$15,104,392

H. Expenses
Expenses incurred by the Portfolios that do not specifically relate to an individual Portfolio are generally allocated to the Portfolios based on each Portfolio’s relative average net assets for the period or in such other manner as the Board of Trustees deems fair or equitable depending upon the nature of the expenses. In addition, expenses incurred by a Portfolio that do not specifically relate to a particular class of shares of the Portfolio are generally allocated to the appropriate classes based on each class’ relative average net assets or in such other manner as the Board of Trustees deems fair and equitable. Expenses that specifically relate to a particular class of shares of a Portfolio are allocated to that class.

The Portfolios pay compensation to the independent Trustees of the Trust in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Portfolios do not pay compensation to Trustees or officers of the Trust who are also officers of the Trust’s investment adviser or administrator.

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2020 (continued)

I. Repurchase Agreements and Reverse Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolios’ regular custodian or at a custodian specifically designated for purposes of the repurchase agreement under triparty repurchase agreements.

A repurchase agreement may permit a Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the repurchase agreement with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the repurchase agreement counterparty’s bankruptcy or insolvency. Pursuant to the terms of the repurchase agreement, a Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Portfolio upon the maturity of the transaction.  Upon a bankruptcy or insolvency of the repurchase agreement counterparty, the Portfolio would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

Master Repurchase Agreements (“MRAs”) permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Portfolio upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Portfolio would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

The Portfolios had investments in repurchase agreements at August 31, 2020. The gross value and related collateral received for these investments are presented in each Portfolio of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by each Portfolio exceeded the value of its respective repurchase agreements as of August 31, 2020.

The Portfolios may also engage in reverse repurchase transactions in which a Portfolio sells its securities and simultaneously agrees to repurchase the securities at a specified time and price. Reverse repurchase transactions are considered to be borrowings by a Portfolio. The Portfolios did not engage in reverse repurchase transactions during the year ended August 31, 2020.

J. When-Issued Securities
Consistent with National Credit Union Administration (“NCUA”) rules and regulations, the Portfolios may purchase or sell when-issued securities, including TBA (“To Be Announced”) securities that have been authorized but not yet issued in the market. The value of a when-issued security sale is recorded as an asset and a liability on the Portfolios’ records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold. Losses may arise due to changes in the market value of the security or from the inability of counterparties to meet the terms of the transaction. All settlements in connection with purchases and sales of when-issued securities must be by regular way (i.e., the normal security settlement time, which may vary according to security type). When purchasing a security on a when-issued basis, the Portfolios must set aside liquid assets, or engage in other appropriate measures to cover the obligations under the contract.

K. Mortgage Dollar Rolls
The Portfolios may enter into mortgage ‘‘dollar rolls’’ in which the Portfolios sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. During the settlement period between the sale and repurchase, the Portfolios will not be entitled to accrue interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2020 (continued)

the securities sold by the Portfolios may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Portfolios’ use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.

Note 3. Agreements and 12b-1 Plan

A. Advisory Agreement
ALM First Financial Advisors, LLC (“ALM First” or the “Adviser”) serves as investment adviser pursuant to an advisory agreement (the “Advisory Agreement”) that was approved by the Board of Trustees of the Trust (the “Board”) and shareholders of each Portfolio and took effect on April 16, 2017. Under the Advisory Agreement, ALM First manages the Portfolios, subject to the general supervision of the Board.

As compensation for its services and its assumption of certain expenses, the Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each Portfolio’s average daily net assets):

		Contractual
Portfolio	Asset Level	Rate
Ultra-Short	first $250 million,	0.12%
Duration and	next $250 million,	0.10
Short Duration(1)	in excess of $500 million	0.07
________

(1)	Advisory Fee rate is based on the aggregate average net assets of the Portfolios. Fees are charged on a pro rata basis between the Portfolios.

See Note 9, below for additional information on a proposal to amend the Portfolios’ Advisory Agreement.

B. Administration Agreement
Callahan Credit Union Financial Services Limited Liability Limited Partnership (“CUFSLP”) serves as the Portfolios’ administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. (“CFS”) serves as a general partner to CUFSLP, which includes 37 major credit unions that are limited partners. As compensation for services rendered pursuant to such Agreement, CUFSLP is entitled to fees, computed daily and payable by the Portfolios monthly, at the following annual rates as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	CUFSLP Fee
Ultra-Short Duration	0.05%
Short Duration	0.05

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, provides additional administrative services to the Portfolios pursuant to a Fund Administration Servicing Agreement dated June 7, 2018 and is entitled to the following fees, computed daily and payable by the Portfolios monthly, at the following annual rates as a percentage of the aggregate average net assets.

Asset Level	Contractual Rate(1)
up to $300 million	0.030%
from $300 to $600 million	0.025
in excess of $600 million	0.020
________

(1)	The complex is subject to an aggregate minimum annual base fee of $150,000.

C. Other Agreements
CFS serves as exclusive distributor of shares of the Portfolios.  CFS did not receive any compensation under the Distribution Agreement during the year ended August 31, 2020.

Fund Services also serves as the fund accountant and transfer agent to the Portfolios. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Portfolios’ custodian.

From April 11, 2011 through April 2, 2020, the Board of Trustees of the Trust voluntarily agreed to waive 15% of its fees. The fees waived by the Trustees for the year ended August 31, 2020 amounted to $16,299 for the Ultra-Short Duration Portfolio and $12,651 for the Short Duration Portfolio.

From April 11, 2011 through April 2, 2020, Nisen & Elliott, LLC, counsel to the independent Trustees of the Trust, voluntarily agreed to waive 15% of its legal fees. The legal fees waived by Nisen & Elliott, LLC for the year ended August 31, 2020 amounted to $1,209 for the Ultra-Short Duration Portfolio and $938 for the Short Duration Portfolio.

From April 11, 2011 through April 2, 2020, Vigilant Compliance Services voluntarily agreed to waive its fee in an amount equal to 10% of such fee. The compliance fees waived by Vigilant Compliance Services for the year ended August 31, 2020 amounted to $3,896 for the Ultra-Short Duration Portfolio and $3,104 for the Short Duration Portfolio.

The Trust has adopted a Distribution Plan (the “12b-1 Plan”) with respect to Investor Shares of the Portfolios. Under the 12b-1 Plan, the Trust may pay the distributor (or any other person) an amount of up to 0.25% annually of the average daily net assets attributable to Investor Shares of each Portfolio in consideration for expenses and activities primarily intended to result in the sale of Investor Shares and/or for administrative support services. The Trust is currently limiting the fee payable under the 12b-1 Plan with respect to Investor Shares of each Portfolio to 0.03% of the average daily net assets attributable to Investor Shares of each such Portfolio. For the year ended August 31, 2020, the Ultra-Short Duration Portfolio and Short Duration Portfolio incurred fees under the 12b-1 Plan of $82,675 and $19,264, respectively.

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2020 (continued)

Note 4. Investment Transactions

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended August 31, 2020 were as follows:

	Ultra-Short	Short
	Duration	Duration
	Portfolio	Portfolio
Purchases of
U.S. Government and
agency obligations	$789,860,935	$868,560,458
Purchases (excluding
U.S. Government
and agency obligations)	106,890,404	54,372,821
Sales or maturities of
U.S. Government
and agency obligations	101,912,026	519,183,386
Sales or maturities
(excluding U.S.
Government and
agency obligations)	37,717,961	36,206,893

Note 5.  Bank Borrowings

At a meeting held on March 25, 2020, the Board approved an agreement to replace each Portfolio’s Credit Facility (the “Prior Credit Facilities,” as replaced, each a “New Credit Facility” with respect to each Portfolio and together, the “New Credit Facilities”) with U.S. Bank. The New Credit Facilities provide for a $203,000,000 uncommitted, secured 364-day line of credit for the Ultra-Short Duration Portfolio and a $124,000,000 uncommitted, secured 364-day line of credit for the Short Duration Portfolio and are also with U.S. Bank. The annual interest rate charged on borrowings under each New Credit Facility equals (i) the prime rate charged by U.S. Bank, less (ii) 0.50%. The interest rate under the New Credit Facilities is calculated on the same basis as it was for the Prior Credit Facilities, which each went into effect on July 9, 2019. The New Credit Facilities will each remain in effect until March 25, 2021.

During the fiscal year ended August 31, 2020, the Ultra-Short Duration Portfolio had borrowings under its Credit Facility on six days, with an average borrowing and interest rate on those days of $19,552,167 and 2.75%, respectively. Interest expense of $8,961 incurred during the period is included on the Statement of Operations. The balance as of March 26, 2020 of $21,825,000 was the maximum amount of borrowings outstanding during the fiscal year ended August 31, 2020. The Short Duration Portfolio did not have any borrowings under its Credit Facility during the fiscal year ended August 31, 2020.

Note 6. Tax Information

The tax character of distributions paid for the fiscal year ended August 31, 2020 was as follows:

	Ultra-Short	Short
	Duration	Duration
	Portfolio	Portfolio
Distributions paid from:
Ordinary income	$10,328,374	$9,966,943
Long Term Capital Gains	—	—
Total taxable distributions	$10,328,374	$9,966,943

The tax character of distributions paid for the fiscal year ended August 31, 2019 was as follows:

	Ultra-Short	Short
	Duration	Duration
	Portfolio	Portfolio
Distributions paid from:
Ordinary income	$9,134,876	$10,082,480
Long Term Capital Gains	—	—
Total taxable distributions	$9,134,876	$10,082,480

As of August 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

	Ultra-Short	Short
	Duration	Duration
	Portfolio	Portfolio
Undistributed ordinary
income—net	$784,509	$672,088
Total undistributed
earnings	$784,509	$672,088
Capital loss
carryforward(1)	(11,422,840)	(6,861,765)
Timing differences
(dividends payable)	(271,244)	(369,218)
Unrealized gains—net	4,611,408	15,104,392
Total accumulated
gains/(losses)—net	$(6,298,167)	$8,545,497
________

(1)	The amount for each capital loss carryforward is indicated below.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for eight years following the loss, and such carryforward is treated as a short-term capital loss in each of those years, irrespective of the character of the original loss. Net capital losses (earned in taxable years beginning after December 22, 2010) (“post–2010 losses”) may be carried forward indefinitely and must retain the character of the original loss.

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2020 (continued)

	Ultra-Short	Short
	Duration	Duration
	Portfolio	Portfolio
No Expiration –
Long Term	$4,927,300	$3,134,647
No Expiration –
Short Term	6,495,540	3,727,118

Net capital and foreign currency losses incurred after October 31 and certain ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended August 31, 2020, the Portfolios did not defer any late year losses.

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to accretion of market discounts, amortization of market premiums, and wash sale deferrals.

In order to present certain components of the Portfolios’ capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses, distribution redesignations, market discounts and market premiums and expiration of capital loss carryforwards. There were no reclassifications during the year ended August 31, 2020.

Note 7. Credit and Concentration Risk

The Portfolios’ investments are subject to credit risk, the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or a counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate. Credit spreads may increase, which may reduce the market values of a Portfolio’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

The Portfolios may invest a portion of their assets in securities of issuers that hold mortgage securities, including residential mortgages. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in the interest rates.

The Portfolios may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, “CMOs”). These multiple class securities may be mortgage-related securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including the Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as “regular” interests or “residual” interests. The Portfolios may not purchase residual interests, but may purchase other types of interests. Each class of a CMO, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date. The principal of and interest on the Mortgage Assets may be allocated among several classes of a CMO in various ways.

Note 8. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis. Management has assessed these changes and concluded these changes do not have a material impact on the Fund’s financial statements.

Note 9. Pandemic Risk

The novel coronavirus pandemic has caused financial markets to experience significant volatility and uncertainty exists as to its long term impact. The coronavirus has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and economic uncertainty. The impact of the outbreak may last for an extended period of time. The impact of epidemics and pandemics such as the coronavirus could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. As a result, a Portfolio’s performance and the ability to achieve its investment objective may be adversely impacted. Management is monitoring the development of the pandemic and evaluating its impact on the financial position and operating results of the Portfolios.

TRUST FOR CREDIT UNIONS
Notes to Financial Statements
Year Ended August 31, 2020 (continued)

Note 10. Subsequent Events

At a special meeting held on September 29, 2020, the Board voted, subject to shareholder approval, to amend the advisory fee rate charged by ALM First effective January 31, 2021 (the “Effective Date”).  The advisory fee rate will be included in an Amended and Restated Investment Advisory Agreement (the “Amended and Restated Agreement”) between the Trust and ALM First that is otherwise substantially identical to the current investment advisory agreement (the “Current Agreement”) that was initially approved by the Portfolios’ shareholders in May 2017. Under the Current Agreement, ALM First is paid at the following annual rates, based on the aggregate average daily net assets of the Portfolios:  0.12% of the first $250 million in net assets; 0.10% of the assets between $250 million and $500 million; and 0.07% of the assets above $500 million. Under the Amended and Restated Agreement, ALM First will be paid at the following annual rates, based on the average daily net assets of each Portfolio: 0.14% of the first $250 million in net assets; 0.12% of the assets between $250 million and $500 million; 0.08% of the assets between $500 million and $1 billion; and 0.06% of the assets above $1 billion.

As of the Effective Date, if the Amended and Restated Agreement with ALM First has not been approved by shareholders of both Portfolios, ALM First will continue to provide investment advisory services to the Portfolios pursuant to the Current Agreement. A special meeting of shareholders of the Portfolios will be held at which shareholders will be asked to consider and approve the Amended and Restated Agreement and to approve the appointment to the Board of Ms. Erin Mendez, a Trustee of the Trust who has served since September 2019.  Shareholders of record of each Portfolio as of October 9, 2020, the record date for the proposals, will be entitled to vote and should expect to receive a proxy statement providing more information about the proposals.

Management has determined that no other material or events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in the Portfolios’ financial statements.

Report of Independent Public Accounting Firm

To the Shareholders and the Board of Trustees
Trust for Credit Union

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Trust for Credit Unions (the “Trust”), comprising respectively, the Ultra-Short Duration Portfolio  and the Short Duration Portfolio, including the portfolios of investments, as of August 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios as of August 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 30, 2020

TRUST FOR CREDIT UNIONS
Additional Information (Unaudited)

Tax Information

For the fiscal year ended August 31, 2020, the Portfolios had no long-term capital gain distributions.

Expenses – Six Months Ended August 31, 2020.

As a shareholder of the Portfolios, you incur ongoing costs, including management fees, administration fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2020 through August 31, 2020.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholder may incur transaction costs.

	Ultra-Short				Short Duration
	Duration Portfolio				Portfolio
				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended
	3/1/20	8/31/20		8/31/20*	3/1/20	8/31/20		8/31/20*
TCU Shares
Actual	$1,000.00	$1,008.20		$1.21	$1,000.00	$1,018.90		$1.22
Hypothetical 5% Return	1,000.00	1,023.93	+	1.22	1,000.00	1,023.93	+	1.22

Investor Shares
Actual	1,000.00	1,008.00		1.36	1,000.00	1,018.80		1.37
Hypothetical 5% Return	1,000.00	1,023.78	+	1.37	1,000.00	1,023.78	+	1.37
______________

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period). The annualized net expense ratios for the period were 0.24% and 0.27% for the Ultra-Short Duration Portfolio and Short Duration Portfolio’s TCU Shares, respectively, and 0.24% and 0.27% for the Ultra-Short Duration Portfolio and Short Duration Portfolio’s Investor Shares, respectively.

+	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

TRUST FOR CREDIT UNIONS
Additional Information (Unaudited) (continued)

Statement Regarding Basis for Approval of Advisory Agreement

The Trustees oversee the management of Trust for Credit Unions (the “Trust”), and review the investment performance and expenses of each of the Trust’s investment portfolios (the “Portfolios”) at quarterly meetings held during the Portfolios’ fiscal year.  In addition, the Trustees determine annually whether to approve and continue the Trust’s investment advisory agreement (the “Advisory Agreement”) with ALM First Financial Advisors, LLC (the “Investment Adviser”) for the Portfolios.

The Advisory Agreement was most recently approved by the Trustees, all of whom are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of any party thereto (the “Independent Trustees”), on April 2, 2020 (the “Annual Contract Meeting”).  Pursuant to relief granted by the Securities and Exchange Commission (the “SEC”) in light of the circumstances surrounding the COVID-19 pandemic, the Annual Contract Meeting was held via videoconference.

At the Annual Contract Meeting the Trustees reviewed matters that included: (a) the Portfolios’ investment advisory fee arrangements; (b) the Portfolios’ investment performance; (c) the quality of the Investment Adviser’s services; (d) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (e) the Investment Adviser’s financial resources; (f) the terms of the Advisory Agreement; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment advisory agreements; and (h) the Investment Adviser’s U.S. fixed income investment philosophy and process, credit research process, compliance policies and procedures, trade aggregation and allocation policies and employee trading practices; and the overall benefits realized by the Portfolios from their relationship with the Investment Adviser.  At the Annual Contract Meeting, the Trustees also considered the expenses paid by the Portfolios and the Portfolios’ expense trends over time.

In connection with the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.  The Independent Trustees also met telephonically with counsel on March 25, 2020 to review the Investment Adviser’s materials and to request further information.  During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser present.

In evaluating the Advisory Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge of the Investment Adviser’s services and the Portfolios resulting from their meetings and other interactions throughout the year with the Investment Adviser.  At those meetings the Trustees received materials relating to the Investment Adviser’s investment management services under the Advisory Agreement, including:  (a) information on the investment performance of the Portfolios in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Portfolios invest; (c) compliance reports; and (d) expenses borne by the Portfolios.

In connection with their approval of the Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision.  As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. The Trustees concluded that the Investment Adviser had sufficient resources to provide services to the Trust; that the Investment Adviser’s services had been acceptable; and that the Investment Adviser had been responsive to requests made by the Trustees and to regulatory and industry changes.

Information on the Portfolios’ investment performance was provided for the quarter to date, year to date, one, three, five and ten year and since inception periods ended January 31, 2020.  The Trustees placed particular emphasis in their review of the Portfolios’ performance over the shorter periods of time, as the Investment Adviser had only begun managing the Portfolios in April of 2017.  The Trustees considered the Portfolios’ investment performance in light of their performance benchmarks and the performance of other unaffiliated mutual funds, the investment objectives and credit parameters applicable to the Portfolios and the current economic environment, including the effects of the ongoing COVID-19 pandemic and governmental responses on security prices and market volatility.  The Trustees also noted in their review that the Ultra-Short Duration Portfolio had changed its investment strategy and benchmark effective December 31, 2018.  The Trustees concluded that the investment performance of each of the Portfolios as compared to their respective benchmarks and such other unaffiliated mutual funds was acceptable, in light of all relevant circumstances.

The Trustees also considered the contractual fee rates payable by the Portfolios under the Advisory Agreement.  In this regard, information on the fees paid by the Portfolios and the Portfolios’ total operating expense ratios (before and after fee waivers and expense reimbursements) were

TRUST FOR CREDIT UNIONS
Additional Information (Unaudited) (continued)

compared to similar information for other unaffiliated mutual funds.  Most of the comparisons of the Portfolios’ fee rates and total operating expense ratios were prepared by the Trust’s administrative services provider using data provided by Broadridge, LLC (“Broadridge”), a third-party consultant selected by management of the Trust.  The Trustees found the peer group and category universe comparisons to be helpful in their deliberations.

The Trustees also reviewed analyses prepared with Broadridge data of the expense rankings of the Portfolios.  The analyses provided a comparison of the Portfolios’ management fees to relevant expense groups and expense universes; and expense analyses which compared each Portfolio’s expenses to an expense group and expense universe.

In addition, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Portfolios and their shareholders were participating in the benefits of these economies.  In this regard, the Trustees considered the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and the profits realized by it, and information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds.  In this connection, the Trustees noted that the aggregate investment advisory fee for the Ultra-Short Duration Portfolio and Short Duration Portfolio had breakpoints at the $250 million and $500 million asset levels (from 0.12% to 0.10% and from 0.10% to 0.07%), resulting in lower advisory fees at current asset levels.  The Trustees further noted that the Portfolios’ ordinary operating expense ratios were below the expense group medians, which would appear to indicate that the Ultra-Short Duration and Short Duration Portfolios were sharing in economies of scale at their current asset levels.  The Trustees noted that economies of scale were not relevant to the Money Market Portfolio given the suspension of its operations.

Another factor the Trustees considered in judging the reasonableness of advisory fees was the Investment Adviser’s estimate of its profits from providing advisory services to the Portfolios.  The Trustees reviewed the Investment Adviser’s methodologies used to allocate its costs in determining profitability, a description of revenue and expense components and the allocation of expenses in the Investment Adviser’s profitability analysis, and schedules showing the Investment Adviser’s revenues, expenses and pre-tax profits in managing the Portfolios.  The Trustees also considered ancillary benefits derived by the Investment Adviser and its affiliates from the Portfolios.

After reviewing the information regarding the Investment Adviser’s costs, profitability and economies of scale, and after considering the Investment Adviser’s services, the Trustees concluded that the investment advisory fees paid by the Portfolios were fair and reasonable and that the Advisory Agreement should be approved and continued.  Pursuant to the SEC relief from the in-person meeting requirement under Section 15 of the 1940 Act, the Trustees agreed that they would ratify the approval from the Annual Contract Meeting at the next regular in-person meeting of the Board.

TRUST FOR CREDIT UNIONS
Additional Information (Unaudited) (continued)	August 31, 2020

Trustees and Officers (unaudited)1

				Number of
				Portfolios
		Term of		in Fund	Other
		Office and		Complex	Directorships
	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Held by
Name, Age and Address[2]	with Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Trustee[5]
Independent Trustees

Stanley C. Hollen	Trustee	Since	Chief Executive Officer, Co-Op	2	None
Age: 71		2007	Financial Services (credit
			union-owned payments CUSO)
			(2005-2016); President and Chief
			Executive Officer, Liberty Enterprises
			(credit union-focused check printer,
			payments provider) (2003-2005);
			President and Chief Executive
			Officer, Golden 1 Credit
			Union (1984-2002).

Erin Mendez	Vice Chair	Since	President and Chief Executive Officer,	2	None
Age: 61	and	July 2020	Patelco Credit Union (since 2013).
	Trustee		and 2019

Gary Oakland	Trustee	Since	President and Chief Executive	2	None
Age: 67		1999	Officer, Boeing Employees Credit
			Union (1986-2012).

James F. Regan	Trustee	Since	President and Chief Executive Officer	2	None
Age: 54		2013	(since 2009) and Vice President and
			Chief Financial Officer (1996-2008),
			Digital Federal Credit Union.

Julie A. Renderos	Chair	Since	Executive Vice President/Chief	2	None
Age: 44	and	July 2020	Financial Officer (since 2012),
	Trustee	and 2015	Senior Vice President/Finance
			(2007-2012), Suncoast Credit Union.

Wendell A. Sebastian	Trustee	Since	Executive Director, National Credit	2	None
Age: 76		1989	Union Foundation (2010-2013);
			President and Chief Executive Officer,
			GTE Federal Credit Union
			(1998-2009).

Michael D. Steinberger	Trustee	Since	Associate Professor of Economics	2	None
Age: 43		2015	(since 2011), Assistant Professor
			of Economics (2004-2011) Pomona
			College; Dean (2011-Present),
			Associate Dean (2006-2011) and
			Chief Academic Officer (2016-Present),
			Western CUNA Management School.

[1]
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Trust for Credit Unions at (800) DIAL TCU (800-342-5828) or Callahan Financial Services, Inc. at (800) 237-5678.

[2]	Each Trustee may be contacted by writing to the Trustee, c/o Callahan Credit Union Financial Services LLLP, 1001 Connecticut Avenue, NW, Suite 1001, Washington, D.C. 20036-5504.
[3]
Except in the event of resignation or removal, each Trustee holds office until the next meeting of shareholders called for the purpose of electing Trustees, and until the election and qualification of his successor.

[4]	The Fund Complex includes all registered investment companies that are advised by ALM First or one of its affiliates.
[5]	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

TRUST FOR CREDIT UNIONS
Additional Information (Unaudited) (continued)	August 31, 2020

Trustees and Officers (unaudited) (continued)

Information pertaining to the officers of the Trust is set forth below.

Term of Office
	Position(s) Held	and Length of
Name, Age and Address	with Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
Jay E. Johnson, 52	President and	Since 2013	President, CFS (2019-Present); Executive Vice
1001 Connecticut Ave., NW	Treasurer	and 2008	President, CFS (2001-2019).
Suite 1001
Washington, D.C. 20036

Jonathan K. Jeffreys, 41	Vice President	Since 2008	Vice President, CFS (2001-Present).
1001 Connecticut Ave., NW	and Assistant	and 2013
Suite 1001	Treasurer
Washington, D.C. 20036

Andrew E. Seaberg, 41	Secretary	Since	Partner (2020-Present), Faegre Drinker Biddle & Reath LLP
Faegre Drinker Biddle & Reath LLP		April 2020	(law firm); Associate (2009-2020), Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000			(law firm).
Philadelphia, PA 19103-6996

Salvatore Faia, JD, CPA, CFE, 57	Chief	Since 2008	President, Vigilant Compliance, LLC (investment
Vigilant Compliance, LLC	Compliance		management services company) (2004-Present);
Gateway Corporate Center	Officer		President (since 2009) and Chief Compliance Officer
Suite 216			(since 2004), The RBB Fund, Inc (registered investment
223 Wilmington West Chester Pike			company); Independent Trustee of EIP Investment Trust
Chadds Ford, PA 19317			(registered investment company) (2005-Present).

[1]	Each officer is elected by the Board of Trustees of the Trust and holds office at the pleasure of the Board of Trustees or until his or her successor shall have been duly elected and qualified.

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Trustees
Julie A. Renderos, Chair
Erin M. Mendez, Vice Chair
Stanley Hollen
Gary Oakland
James F. Regan
Wendell A. Sebastian
Michael D. Steinberger

Officers
Jay E. Johnson, President and Treasurer
Jonathan K. Jeffreys, Vice President and Assistant Treasurer
Andrew E. Seaberg, Secretary
Salvatore Faia, JD, CPA, Chief Compliance Officer

Administrator
Callahan Credit Union Financial Services
Limited Liability Limited Partnership

Investment Adviser
ALM First Financial Advisors, LLC

Administrative & Fund Accounting Agent
U.S. Bank Global Fund Services

Transfer Agent
U.S. Bancorp Fund Services, LLC

Distributor
Callahan Financial Services, Inc.

Independent Registered Public Accounting Firm
Tait,Weller & Baker LLP

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Stanley C. Hollen is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services for the Trust for Credit Unions*: Table 1 Items 4(a) - 4(d).

	FYE 8/31/2020	FYE 8/31/2019	Description of Services Rendered
Audit Fees	$44,000	$65,000	Financial Statement Audits
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$8,000	Tax compliance services provided in connection with the preparation and review of the registrant's tax returns
All Other Fees	$0	$0

Table 2 - Items 4(b), (c) & (d). Non-Audit Services to the Trust for Credit Unions' service affiliates** that were pre-approved by the Trust for Credit Unions' Audit Committee pursuant to Rule 2-0l(c)(7)(ii) of Regulation S-X.

	FYE 8/31/2020	FYE 8/31/2019
Audit Fees	$0	$0
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

*	Tait Weller & Baker LLP served as the registrant's principal accountant for the fiscal years ended August 31, 2020 and August 31, 2019.
**
These include the advisers and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the registrant (hereinafter referred to as "service affiliates").

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Non-Audit Services Provided to the Portfolios of the Trust for Credit Unions. The Audit and Non-Audit Services Pre-Approval Policy (the "Policy") adopted by the Audit Committee of the Trust for Credit Unions ("TCU") sets forth the procedures and the conditions pursuant to which services performed by the independent auditor for TCU may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission's rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditor during the fiscal year in which the services are provided; (2) such services were not  recognized by TCU at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to TCU's Investment Adviser. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to TCU, the Audit Committee will pre-approve those non-audit services provided to TCU's investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to TCU) where the engagement relates directly to the operations or financial reporting of TCU.

(e)(2) None of the services described in the Registrant's response to paragraphs (b) through (d) of ltem 4 were approved by the Registrant's Audit Committee pursuant to the "de minimis" exception of Rule 2-0l(c)(7)(i)(C) of Regulation S-X

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended August 31, 2020 and $0 for the fiscal year ended August 31, 2019.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the registrant’s Form N-CSR filed on November 2, 2017.

(2) Certification pursuant to Rule 30a-2(a) under the 1940 Act and pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Credit Unions

By (Signature and Title)*    /s/Jay E. Johnson
Jay E. Johnson, President & Treasurer
(principal executive officer and principal financial officer)

Date    10/29/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Jay E. Johnson
Jay E. Johnson, President & Treasurer
(principal executive officer and principal financial officer)

* Print the name and title of each signing officer under his or her signature